
                          CAPITAL INCOME BUILDER, INC.

                                     Part B
                      Statement of Additional Information

                                January 1, 2007

                    (as supplemented November 19, 2007)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Capital Income Builder (the
"fund" or "CIB") dated January 1, 2007. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                          Capital Income Builder, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                        Capital Income Builder -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

INCOME PRODUCING SECURITIES

..    The fund will invest at least 90% of its assets in income-producing securities.

EQUITY SECURITIES

..    The fund will invest at least 50% of its assets in equity securities.

DEBT SECURITIES

..    The fund may invest up to 5% of its assets in nonconvertible debt securities rated Ba or below by Moody's Investors Service ("Moody's") and
     BB or below by Standard & Poor's Corporation ("S&P") or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

..    The fund may invest up to 50% of its assets in securities of issuers domiciled outside the United States.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). The investment adviser believes that the issuers of smaller

                        Capital Income Builder -- Page 2

capitalization stocks often provide attractive investment opportunities.
However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited markets or financial resources, may be dependent for management on one or a few key persons and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, the prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or

                        Capital Income Builder -- Page 3

     not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier. See the Appendix for more information about credit ratings.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred securities automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible preferred securities generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the investment adviser, investing outside the United States also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to

                        Capital Income Builder -- Page 4

GDP ratio relative to those in the United States and the European Union.
Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to

                        Capital Income Builder -- Page 5

borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage
Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae),
Tennessee Valley Authority and Federal Farm Credit Bank System.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     MORTGAGE-BACKED SECURITIES -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full faith and credit of the
     U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some
     CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to

                        Capital Income Builder -- Page 6

     make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans.
The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

VARIABLE AND FLOATING RATE OBLIGATIONS -- The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

CASH AND CASH EQUIVALENTS -- The fund may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral.The fund will limit

                        Capital Income Builder -- Page 7

its loans of portfolio securities to an aggregate of 33-1/3% of the value of its total assets, measured at the time any such loan is made.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into reverse repurchase agreements and "roll"
transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration

                        Capital Income Builder -- Page 8

expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended October 31, 2006 and 2005 were 26% and 20%, respectively.
See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

These restrictions provide that the fund may not:

1.   Purchase any security (other than securities issued or guaranteed by the
U.S. government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer; except that, as to 25% of the fund's total assets, up to 10% of its total assets may be invested in

                        Capital Income Builder -- Page 9

securities issued or guaranteed as to payment of interest and principal by a foreign government or its agencies or instrumentalities or by a multinational agency;

2.   Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

3.   Invest in companies for the purpose of exercising control or management;

4.   Knowingly purchase securities of other management investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

5.   Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies
(including forward currency contracts);

6.   Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets;

7.   Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities
Act of 1933;

8.   Make loans, except that the fund may purchase debt securities, enter into repurchase agreements and make loans of portfolio securities;

9.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10.  Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11.  Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300%
asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

12.  Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

13.  Purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14.  Invest in interests in oil, gas, or other mineral exploration or development programs;

                       Capital Income Builder -- Page 10

15.  Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

16.  Write, purchase or sell put options, call options or combinations thereof;

With respect to investment restriction number 6, investments in 144A securities and 4(2) commercial paper are excluded for the purposes of calculating the 10%
limitation.

With respect to investment restriction number 2, in determining industry classifications for issuers domiciled outside the United States, the fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class is materially different. The fund will determine such classifications of issuers domiciled outside the United
States based on the issuer's principal or major business activities.

Notwithstanding investment restriction number 4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by its directors pursuant to an exemptive order granted by the Securities and
Exchange Commission.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval.

1.   The fund may not issue senior securities, except as permitted by the 1940
Act.

2.   The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.
3.   The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections
12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

                       Capital Income Builder -- Page 11

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

"INDEPENDENT" DIRECTORS/1/

 NAME, AGE AND                                                     NUMBER OF
 POSITION WITH FUND                                              PORTFOLIOS/3/
 (YEAR FIRST ELECTED               PRINCIPAL OCCUPATION(S)         OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A DIRECTOR/2/)                  DURING PAST FIVE YEARS        BY DIRECTOR            BY DIRECTOR
-------------------------------------------------------------------------------------------------------------

 Joseph C. Berenato, 61         Chairman of the Board,                 6         Ducommun Incorporated
 Director (2005)                President and CEO, Ducommun
                                Incorporated (aerospace
                                components manufacturer)

-------------------------------------------------------------------------------------------------------------
 H. Frederick Christie, 74      Private investor; former              21         AECOM Technology
 Director (1987)                President and CEO, The Mission                   Corporation;
                                Group (non-utility holding                       Ducommun Incorporated;
                                company, subsidiary of                           IHOP Corporation;
                                Southern California Edison                       Southwest Water Company
                                Company)
-------------------------------------------------------------------------------------------------------------
 Robert J. Denison, 66          Chair, First Security                  5         None
 Director (2005)                Management (private
                                investment)
-------------------------------------------------------------------------------------------------------------
 Koichi Itoh, 67                Executive Chairman of the              5         None
 Director (2005)                Board, Itoh Building Co., Ltd.
                                (building management); former
                                President, Autosplice KK
                                (electronics)
-------------------------------------------------------------------------------------------------------------
 Merit E. Janow, 49             Professor, Columbia                    4         The NASDAQ Stock Market,
 Director (2001)                University, School of                            Inc.
                                International and Public
                                Affairs; Member, WTO Appellate
                                Body
-------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila, 53        Private investor; Chairman of          6         None
 Chairman of the Board          the Board and CEO, Ladera
 (Independent and               Management Company (venture
 Non-Executive) (1992)          capital and agriculture);
                                former owner and President,
                                Energy Investment, Inc.

-------------------------------------------------------------------------------------------------------------
 Gail L. Neale, 72              President, The Lovejoy                 4         None
 Director (1987)                Consulting Group, Inc. (a pro
                                bono consulting group advising
                                nonprofit organizations)

-------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill, 71          Planning Director and acting           3         None
 Director (1992)                CEO of the United States
                                Studies Centre, University of
                                Sydney, Australia; Member of
                                the Board of Directors, The
                                Lowy Institute for
                                International Policy Studies,
                                Sydney, Australia; former
                                Deputy Chairman of the Council
                                and Chairman of the
                                International Advisory Panel,
                                Graduate School of Government,
                                University of Sydney,
                                Australia; former Chairman of
                                the Council, Australian
                                Strategic Policy Institute;
                                former Chichele Professor of
                                the History of War and Fellow,
                                All Souls College, University
                                of Oxford; former Chairman of
                                the Council, International
                                Institute for Strategic
                                Studies
-------------------------------------------------------------------------------------------------------------
 Donald E. Petersen, 81         Retired; former Chairman of            2         None
 Director (1992)                the Board and CEO, Ford Motor
                                Company
-------------------------------------------------------------------------------------------------------------
 Stefanie Powers, 65            Actor, Producer; Co-founder            2         None
 Director (1989 - 1996;         and President, The William
 1997)                          Holden Wildlife Foundation;
                                conservation consultant to
                                Land Rover and Jaguar North
                                America; author of The Jaguar
                                Conservation Trust
-------------------------------------------------------------------------------------------------------------
 Steadman Upham, 58             President and Professor of            14         None
 Director (2001)                Anthropology, The University
                                of Tulsa; former President and
                                Professor of Archaeology,
                                Claremont Graduate University

-------------------------------------------------------------------------------------------------------------
 Charles Wolf, Jr., 83          Senior Economic Adviser and            2         None
 Director (1987)                Corporate Fellow in
                                International Economics, The
                                RAND Corporation; former Dean,
                                The RAND Graduate School

-------------------------------------------------------------------------------------------------------------

                       Capital Income Builder -- Page 12

 [This page is intentionally left blank for this filing.]

                       Capital Income Builder -- Page 13

"INTERESTED" DIRECTORS/5/

                                 PRINCIPAL OCCUPATION(S)
                                 DURING PAST FIVE YEARS
 NAME, AGE AND                        AND POSITIONS              NUMBER OF
 POSITION WITH FUND           HELD WITH AFFILIATED ENTITIES    PORTFOLIOS/3/
 (YEAR FIRST ELECTED          OR THE PRINCIPAL UNDERWRITER       OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 AS A DIRECTOR/OFFICER/2/)             OF THE FUND              BY DIRECTOR      BY DIRECTOR OR OFFICER
-----------------------------------------------------------------------------------------------------------

 James B. Lovelace, 51       Senior Vice President - Capital         3         None
 Vice Chairman of the        Research Global Investors,
 Board (1992)                Capital Research and Management
                             Company; Director, Capital
                             Research and Management Company

-----------------------------------------------------------------------------------------------------------
 Catherine M. Ward, 60       Senior Vice President and               1         None
 Director (1987)             Director, Capital Research and
                             Management Company; Director,
                             American Funds Service
                             Company*; Director, Capital
                             Group Research, Inc.*
-----------------------------------------------------------------------------------------------------------

OTHER OFFICERS/6/

 NAME, AGE AND
 POSITION WITH FUND         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED          AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AS AN OFFICER/2/)             OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 Joyce E. Gordon, 51     Senior Vice President - Capital Research Global
 President (1996)        Investors, Capital Research and Management Company;
                         Director, Capital Research and Management Company
-------------------------------------------------------------------------------
 Mark R. Macdonald,      Senior Vice President - Fixed Income, Capital
 48                      Research and Management Company; Director, Capital
 Executive Vice          Research and Management Company
 President (2001)
-------------------------------------------------------------------------------
 Darcy B. Kopcho, 54     Senior Vice President - Capital Research Global
 Senior Vice             Investors, Capital Research and Management Company;
 President (2006)        Director, Capital Research and Management Company
-------------------------------------------------------------------------------
 Michael J. Thawley,     Senior Vice President, Capital Research and
 57                      Management Company; Senior Vice President, Capital
 Senior Vice             Strategy Research, Inc.*; former Australian
 President (2007)        Ambassador to the United States
-------------------------------------------------------------------------------
 Michael Cohen, 45       Senior Vice President - Capital Research Global
 Vice President          Investors, Capital Research Company*; Director,
 (2006)                  Capital Research Company*
-------------------------------------------------------------------------------
 David A. Hoag, 42       Senior Vice President - Fixed Income, Capital
 Vice President          Research and Management Company
 (2006)
-------------------------------------------------------------------------------
 David M. Riley, 40      Senior Vice President - Capital Research Global
 Vice President          Investors, Capital Research and Management Company
 (2006)
-------------------------------------------------------------------------------
 Vincent P. Corti, 51    Vice President - Fund Business Management Group,
 Secretary (1987)        Capital Research and Management Company
-------------------------------------------------------------------------------
 Sheryl F. Johnson,      Vice President - Fund Business Management Group,
 39                      Capital Research and Management Company
 Treasurer (2003)
-------------------------------------------------------------------------------
 Jeffrey P. Regal, 36    Vice President - Fund Business Management Group,
 Assistant Treasurer     Capital Research and Management Company
 (2001)
-------------------------------------------------------------------------------

                       Capital Income Builder -- Page 14

* Company affiliated with Capital Research and Management Company.

/1/  The term "independent" director refers to a director who is not an "interested person" of the fund within the meaning of the 1940 Act.

/2/  Directors and officers of the fund serve until their resignation, removal or retirement.

/3/  Funds managed by Capital Research and Management Company, including the
     American Funds, American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
     which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

/4/  This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.

/5/  "Interested persons" of the fund within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

/6/  All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                       Capital Income Builder -- Page 15

FUND SHARES OWNED BY DIRECTOR AS OF DECEMBER 31, 2005

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------

 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Joseph C. Berenato          $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert J. Denison           $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Koichi Itoh                   Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Merit E. Janow              $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila           Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Robert J. O'Neill                  None                       None
-------------------------------------------------------------------------------
 Donald E. Petersen            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Stefanie Powers               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Steadman Upham              $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Charles Wolf, Jr.             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 James B. Lovelace             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Catherine M. Ward/2/          Over $100,000               Over $100,000
-------------------------------------------------------------------------------

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group
     Companies, Inc. retirement plan and 401(k) plan.

/2/  Ms. Ward was appointed as a director on September 19, 2006.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent director an annual fee, which ranges from $15,000 to $34,000, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board chairs receive additional fees for their services.

                       Capital Income Builder -- Page 16

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED OCTOBER 31, 2006

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------

 Joseph C.                       $28,332                          $214,500
 Berenato/3/
------------------------------------------------------------------------------------------
 H. Frederick                     31,989                           379,750
 Christie/3/
------------------------------------------------------------------------------------------
 Robert J. Denison                30,375                           152,500
------------------------------------------------------------------------------------------
 Koichi Itoh/3/                   28,750                           147,500
------------------------------------------------------------------------------------------
 Merit E. Janow                   45,200                            93,500
------------------------------------------------------------------------------------------
 Mary Myers                       45,100                           218,500
 Kauppila/3/
------------------------------------------------------------------------------------------
 Gail L. Neale                    29,625                           147,000
------------------------------------------------------------------------------------------
 Robert J. O'Neill                44,700                           101,000
------------------------------------------------------------------------------------------
 Donald E.                        38,950                            79,500
 Petersen/3/
------------------------------------------------------------------------------------------
 Stefanie Powers                  38,950                            79,500
------------------------------------------------------------------------------------------
 Steadman Upham/3/                43,700                            90,500
------------------------------------------------------------------------------------------
 Charles Wolf, Jr.                44,700                            92,500
------------------------------------------------------------------------------------------

/1/  Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended October 31, 2006 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.

/2/  Funds managed by Capital Research and Management Company, including the
     American Funds, American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,(R) Inc.,
     which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

/3/  Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2006 fiscal year for participating directors is as follows: Joseph C. Berenato
     ($3,531), H. Frederick Christie ($226,522), Koichi Itoh ($36,582), Mary Myers
     Kauppila ($556,564), Donald E. Petersen ($112,349) and Steadman Upham
     ($215,783). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.

                       Capital Income Builder -- Page 17

As of December 1, 2006, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on June 8, 1987. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's
Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's articles of incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with independent directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

                       Capital Income Builder -- Page 18

REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors, as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an audit committee comprised of H. Frederick Christie, Robert J. Denison, Merit E. Janow, Robert J.
O'Neill, Stephanie Powers, Steadman Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors. Five audit committee meetings were held during the 2006 fiscal year.

The fund has a nominating committee comprised of Koichi Itoh, Gail L. Neale,
Donald E. Petersen, Stefanie Powers and Steadman Upham, none of whom is an
"interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. One nominating committee meeting was held during the 2006 fiscal year.

The fund has a contracts committee comprised of Joseph C. Berenato, H. Frederick
Christie, Robert J. Denison, Koichi Itoh, Merit E. Janow, Mary Myers Kauppila,
Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stefanie Powers, Steadman
Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service
Agreement, Principal Underwriting Agreement, Administrative Services Agreement
and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. One contracts committee meeting was held during the 2006 fiscal year.

The fund has a proxy committee comprised of Joseph C. Berenato, H. Frederick
Christie, Robert J. Denison, Koichi Itoh, Merit E. Janow, Mary Myers Kauppila,
Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stephanie Powers, Steadman
Upham and Charles Wolf, Jr., none of whom is an "interested person" of the fund within the meaning of the

                       Capital Income Builder -- Page 19

1940 Act. The committee's functions include reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, monitoring certain contested proxy voting issues, and discussing related current issues. One proxy committee meeting was held during the 2006 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds, including the fund, have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds (including the fund) are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more research analysts in that investment division familiar with the company and industry. A second recommendation is made by a proxy coordinator (a senior investment professional) within the appropriate investment division based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of

                       Capital Income Builder -- Page 20

the full Guidelines is available upon request, free of charge, by calling
American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on December 1, 2006. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        33.65%
 201 Progress Parkway                                Class B        19.72
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class A         5.26
 333 W. 34th Street                                  Class B         8.88
 New York, NY 10001-2402                             Class C        19.15
                                                     Class F         5.37
----------------------------------------------------------------------------
 MLPF&S                                              Class B         6.96
 4800 Deer Lake Drive East, Floor 2                  Class C        15.88
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class R-1      32.76
 P.O. Box 2999                                       Class R-3      22.97
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 Nationwide Trust Company                            Class R-3       6.86
 P.O. Box 182029
 Columbus, OH 43218-2029
----------------------------------------------------------------------------
 MG Trust Co.                                        Class R-4       8.72
 700 - 17th Street, Suite 300
 Denver, CO 80202-3531
----------------------------------------------------------------------------
 CGTC                                                Class R-5      15.83
 400 S. Hope Street, Floor 22
 Los Angeles, CA 90071-2801
----------------------------------------------------------------------------

                       Capital Income Builder -- Page 21

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World Investors and Capital Research Global Investors, and
manages fixed-income assets through its Fixed Income division. Capital World
Investors and Capital Research Global Investors generally function separately from each other with respect to investment research activities and make investment and proxy voting decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also make investment decisions for other mutual funds advised by
Capital Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts,

                       Capital Income Builder -- Page 22

benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and
Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which Capital Income Builder portfolio counselors are measured include: Lipper Income Funds Index; Citigroup Broad
Investment-Grade 1-10 Year Bond Index; results of the top 20% of MSCI US Index constituents ranked by yield; results of the top 40% of MSCI All Country World
Index (ex US) constituents ranked by yield; Lehman Aggregate Bond Index; and the total return of the Cash Management Trust of America.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF OCTOBER 31, 2006:

                                           NUMBER             NUMBER
                                          OF OTHER           OF OTHER          NUMBER
                                         REGISTERED           POOLED          OF OTHER
                                         INVESTMENT         INVESTMENT        ACCOUNTS
                                      COMPANIES (RICS)   VEHICLES (PIVS)        THAT
                                            THAT               THAT           PORTFOLIO
                                          PORTFOLIO         PORTFOLIO         COUNSELOR
                      DOLLAR RANGE        COUNSELOR         COUNSELOR          MANAGES
                        OF FUND            MANAGES           MANAGES         (ASSETS OF
    PORTFOLIO            SHARES        (ASSETS OF RICS   (ASSETS OF PIVS   OTHER ACCOUNTS
    COUNSELOR           OWNED/1/       IN BILLIONS)/2/   IN BILLIONS)/3/   IN BILLIONS)/4/
--------------------------------------------------------------------------------------------

 James B.                 Over           2      $106.6      1      $0.05         None
 Lovelace              $1,000,000
---------------------------------------------------------------------------------------------
 Joyce E. Gordon          Over           2      $106.6         None             None//
                       $1,000,000
---------------------------------------------------------------------------------------------
 Mark R.                  Over           5      $189.5         None              None
 Macdonald             $1,000,000
---------------------------------------------------------------------------------------------
 Michael Cohen         $10,001 -            None               None              None
                        $50,000
---------------------------------------------------------------------------------------------
 David A. Hoag            Over           2      $  5.1         None              None
                       $1,000,000
---------------------------------------------------------------------------------------------
 David M. Riley           Over              None               None              None
                       $1,000,000
---------------------------------------------------------------------------------------------
 Timothy D.            $500,001 -        3      $116.0         None              None
 Armour                $1,000,000
---------------------------------------------------------------------------------------------
 Steven T. Watson      $50,001 -         3      $211.5         None             None//
                        $100,000
---------------------------------------------------------------------------------------------

                       Capital Income Builder -- Page 23

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
     $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/2/  Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
/3/  Represents funds advised or sub-advised by Capital Research and Management
     Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
     Group International, Inc., an affiliate of Capital Research and Management
     Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
/4/  Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders;

                       Capital Income Builder -- Page 24

taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent directors; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the daily net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles.

The management fee is based on the following annualized rates and daily net asset levels:

                                Net asset level

       RATE                IN EXCESS OF                    UP TO
----------------------------------------------------------------------------

      0.240%             $              0             $  1,000,000,000
----------------------------------------------------------------------------
      0.200                 1,000,000,000                2,000,000,000
----------------------------------------------------------------------------
      0.180                 2,000,000,000                3,000,000,000
----------------------------------------------------------------------------
      0.165                 3,000,000,000                5,000,000,000
----------------------------------------------------------------------------
      0.155                 5,000,000,000                8,000,000,000
----------------------------------------------------------------------------
      0.150                 8,000,000,000               13,000,000,000
----------------------------------------------------------------------------
      0.145                13,000,000,000               17,000,000,000
----------------------------------------------------------------------------
      0.140                17,000,000,000               21,000,000,000
----------------------------------------------------------------------------
      0.135                21,000,000,000               27,000,000,000
----------------------------------------------------------------------------
      0.130                27,000,000,000               34,000,000,000
----------------------------------------------------------------------------
      0.125                34,000,000,000               44,000,000,000
----------------------------------------------------------------------------
      0.120                44,000,000,000               55,000,000,000
----------------------------------------------------------------------------
      0.117                55,000,000,000               71,000,000,000
----------------------------------------------------------------------------
      0.114                71,000,000,000               89,000,000,000
----------------------------------------------------------------------------
      0.112                89,000,000,000              115,000,000,000
----------------------------------------------------------------------------
      0.110               115,000,000,000
----------------------------------------------------------------------------

The Agreement also provides for fees based on monthly gross investment income at the following annualized rates:

                       Capital Income Builder -- Page 25

                              Monthly gross income

        RATE                IN EXCESS OF                    UP TO
----------------------------------------------------------------------------

       3.00%                $          0                $100,000,000
----------------------------------------------------------------------------
       2.50                  100,000,000
----------------------------------------------------------------------------

Assuming net assets of $30 billion and gross investment income levels of 3%, 4%,
5%, 6% and 7%, management fees would be 0.24%, 0.27%, 0.30%, 0.32% and 0.35%, respectively.

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under Rule 12b-1 and extraordinary expenses, such as litigation and acquisitions) for any fiscal year ending on a date on which the
Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the investment adviser is required to reduce its management fee due to Class A share expense ratios exceeding the above limit, the investment adviser will either: (i) reduce its management fee similarly for other classes of shares, or (ii) reimburse the fund for other expenses to the extent necessary to result in an expense reduction only for Class A shares of the fund.

For the fiscal years ended October 31, 2006, 2005 and 2004, the investment adviser was entitled to receive from the fund management fees of $164,654,000,
$124,219,000 and $80,589,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of $148,174,000 (a reduction of $16,480,000), $114,050,000 (a reduction of $10,169,000) and $79,841,000 (a reduction of $748,000) for the fiscal years ended October 31, 2006, 2005 and 2004, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive and this waiver is expected to continue at this level until further review. As a result of this waiver, management fees are reduced similarly for all classes of shares of the fund.

In addition, during the year ended October 31, 2006, the investment adviser waived the fees in excess of the rates provided in the November 1, 2006 amended investment advisory and service agreement.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October
31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent directors. The investment adviser has the right to terminate the Administrative

                       Capital Income Builder -- Page 26

Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1 and R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the
Administrative Agreement that would otherwise have been paid by the fund. For the year ended October 31, 2006, the total fees paid by the investment adviser were $326,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and
529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule contained in a Shareholder Services Agreement between the fund and
American Funds Service Company.

During the 2006 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------

               CLASS C                               $8,764,000
------------------------------------------------------------------------------
               CLASS F                                2,414,000
------------------------------------------------------------------------------
             CLASS 529-A                                473,000
------------------------------------------------------------------------------
             CLASS 529-B                                104,000
------------------------------------------------------------------------------
             CLASS 529-C                                229,000
------------------------------------------------------------------------------
             CLASS 529-E                                 26,000
------------------------------------------------------------------------------
             CLASS 529-F                                  8,000
------------------------------------------------------------------------------
              CLASS R-1                                  80,000
------------------------------------------------------------------------------
              CLASS R-2                               1,616,000
------------------------------------------------------------------------------
              CLASS R-3                                 716,000
------------------------------------------------------------------------------
              CLASS R-4                                 136,000
------------------------------------------------------------------------------
              CLASS R-5                                 377,000
------------------------------------------------------------------------------

                       Capital Income Builder -- Page 27

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman
Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the
Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2006            $51,399,000        $226,129,000
                                                  2005             62,521,000         278,645,000
                                                  2004             39,449,000         176,000,000
                 CLASS B                          2006              3,409,000          22,689,000
                                                  2005              3,982,000          30,029,000
                                                  2004              4,241,000          28,435,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2006              1,012,000          21,456,000
                                                  2005                     --          23,732,000
                                                  2004                     --          15,511,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2006              1,165,000           5,433,000
                                                  2005              1,102,000           5,196,000
                                                  2004                583,000           2,772,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2006                109,000             691,000
                                                  2005                120,000             734,000
                                                  2004                132,000             709,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2006                     --             796,000
                                                  2005                     --             691,000
                                                  2004                     --             477,000
-----------------------------------------------------------------------------------------------------

                       Capital Income Builder -- Page 28

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential
benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of independent directors are committed to the discretion of the independent directors during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed by the board of directors quarterly and the Plans must be renewed annually by the board of directors.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and
529-C shares, up to 1.00% of the average daily net assets attributable to Class
C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and
529-F shares, up to 0.50% of the average daily net assets attributable to Class
F and 529-F shares, respectively; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to

                       Capital Income Builder -- Page 29

0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit, after reimbursement for paying service-related expenses, is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with
$50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided the amount recovered does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

                       Capital Income Builder -- Page 30

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

As of the end of the 2006 fiscal year, total 12b-1 expenses, and the portion of the expenses that remained unpaid, were:

                                                                    12B-1 UNPAID LIABILITY
                                             12B-1 EXPENSES              OUTSTANDING
--------------------------------------------------------------------------------------------

               CLASS A                        $111,629,000               $16,097,000
--------------------------------------------------------------------------------------------
               CLASS B                          38,228,000                 4,212,000
--------------------------------------------------------------------------------------------
               CLASS C                          69,974,000                11,034,000
--------------------------------------------------------------------------------------------
               CLASS F                           6,551,000                 1,331,000
--------------------------------------------------------------------------------------------
             CLASS 529-A                         1,064,000                   169,000
--------------------------------------------------------------------------------------------
             CLASS 529-B                         1,013,000                   118,000
--------------------------------------------------------------------------------------------
             CLASS 529-C                         2,432,000                   398,000
--------------------------------------------------------------------------------------------
             CLASS 529-E                           162,000                    30,000
--------------------------------------------------------------------------------------------
             CLASS 529-F                                 0                         0
--------------------------------------------------------------------------------------------
              CLASS R-1                            492,000                   105,000
--------------------------------------------------------------------------------------------
              CLASS R-2                          2,334,000                   443,000
--------------------------------------------------------------------------------------------
              CLASS R-3                          1,745,000                   327,000
--------------------------------------------------------------------------------------------
              CLASS R-4                            222,000                    45,000
--------------------------------------------------------------------------------------------

OTHER COMPENSATION TO DEALERS -- As of January 2007, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group:
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.

                       Capital Income Builder -- Page 31

     HTK/Janney Montgomery Group:
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.:
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          ING Financial Partners, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
     InterSecurities/Transamerica:
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     J.J.B. Hilliard/PNC Bank:
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Brokerage Corp.
          PNC Investments LLC
     Lincoln Financial Advisors Corporation:
          Lincoln Financial Advisors Corporation
          Jefferson Pilot Securities Corporation
     LPL Financial Services:
          Linsco/Private Ledger Corp.
          Uvest Investment Services
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises:
          Metlife Securities Inc.
          Tower Square Securities
          New England Securities
          Walnut Street Securities, Inc.
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW Inc.
     National Planning Holdings Inc.:
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Pacific Select Distributors Inc.:
          Associated Securities Corp.
          Contemporary Financial Solutions, Inc.
          M.L. Stern & Co., LLC
          Mutual Service Corporation
          Sorrento Pacific Financial, LLC
          United Planners' Financial Services of America
          Waterstone Financial Group, Inc.
     Park Avenue Securities LLC
     Princor Financial Services Corporation

                       Capital Income Builder -- Page 32

     Raymond James Group:
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian/C.R.I.:
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     First Clearing LLC
     Wells Fargo Investments, L.L.C.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation.
Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated
brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors which involve qualitative judgments when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as setting up

                       Capital Income Builder -- Page 33

meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.
Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer. In accordance with its internal brokerage allocation procedure, the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from whom it receives such services. Using its judgment, the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less then the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers for its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level

                       Capital Income Builder -- Page 34

and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate their respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares in the funds managed by the investment adviser or its affiliated companies, however, it does not give consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
October 31, 2006, 2005 and 2004 amounted to $42,768,000, $34,660,000 and
$25,365,000, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading activity increased during the year, resulting in an increase in  brokerage commissions and concessions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Citigroup Global Markets Inc., Credit Suisse Group,
Deutsche Bank AG, First Clearing LLC, Goldman Sachs & Co., J.P. Morgan
Securities Inc., Lehman Brothers and UBS AG. As of the fund's most recent fiscal year-end, the fund held equity securities of Citigroup Inc. in the amount of
$710,767,000, Credit Suisse Group in the amount of $100,507,000, J.P. Morgan
Chase & Co. in the amount of $237,200,000 and UBS AG in the amount of
$180,289,000. The fund held debt securities of Citigroup Inc. in the amount of
$30,459,000, Deutsche Bank AG in the amount of $8,187,000, Goldman Sachs Group
Inc. in the amount of $8,140,000, J.P. Morgan Chase & Co. in the amount of
$43,108,000, Lehman Brothers Holdings Inc. in the amount of $8,009,000 and
Wachovia Corporation in the amount of $21,239,000.

                       Capital Income Builder -- Page 35

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                       Capital Income Builder -- Page 36

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded prin-

                       Capital Income Builder -- Page 37

cipally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable fund portfolios outside the United
States. Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events.
Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

                       Capital Income Builder -- Page 38

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

                       Capital Income Builder -- Page 39

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the

                       Capital Income Builder -- Page 40

     fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund.

                       Capital Income Builder -- Page 41

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder other than a corporation meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

                       Capital Income Builder -- Page 42

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                       Capital Income Builder -- Page 43

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN
SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION
REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

                       Capital Income Builder -- Page 44

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

PURCHASES RECEIVED WITHOUT INVESTMENT INSTRUCTIONS -- When purchasing shares, you should designate the fund or funds in which you wish to invest. In the case of accounts other than 529 accounts, if no fund is designated and the amount of your cash investment is more than $5,000, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days.
Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of
The Cash Management Trust of America on the third business day after receipt of your investment.

In the case of accounts other than 529 accounts, if no fund is designated and the amount of your cash investment is $5,000 or less, your money will be invested in the same proportion and in the same fund or funds in which your last cash investment (excludes exchanges) was made, provided such investment was made within the last 16 months. If no investment was made within the last
16 months, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of The Cash Management Trust of America on the third business day after receipt of your investment.

OTHER PURCHASE INFORMATION -- The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares are also available to clients of the
Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should

                       Capital Income Builder -- Page 45

not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of The Cash Management Trust of America to Class B or C shares of Intermediate
Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America and
Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

                       Capital Income Builder -- Page 46

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying applicable deferred sales charges on
     Class B shares, but you will not be required to pay a Class A sales charge.
     If you exchange your Class B shares for Class A shares after the contingent deferred sales charge period you are responsible for paying any applicable
     Class A sales charges.

     If you redeem Class B shares after the contingent deferred sales charge period, you may either reinvest the proceeds in Class B shares or purchase
     Class A shares; if you purchase Class A shares you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

                       Capital Income Builder -- Page 47

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following are met: (a)
     you are leaving or have left the fee-based program, (b) you have held the
     Class F shares in the program for at least one year, and (c) you notify
     American Funds Service Company of your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares.

     In addition, you may redeem Class F shares held in a fee-based brokerage account/ program for less than one year and with the redemption proceeds purchase Class A shares without a sales charge if the redemption is necessary to comply with the repeal of SEC Rule 202 under the Investment
     Advisers Act of 1940 and the transaction occurs prior to October 1, 2007, or such other date as determined by rule, regulation or court order.

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     EXCHANGING CLASS A SHARES FOR CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment

                       Capital Income Builder -- Page 48

     meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

                       Capital Income Builder -- Page 49

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of
$4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

                       Capital Income Builder -- Page 50

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these

                       Capital Income Builder -- Page 51

     plans will be deemed completed and will terminate. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

                       Capital Income Builder -- Page 52

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds money market funds are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of
     (a) the current value of your existing holdings (the "market value") or (b)
     the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its

                       Capital Income Builder -- Page 53

     investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class B or 529-B shares if your combined American
     Funds and applicable American Legacy holdings cause you to be eligible to purchase Class A or 529-A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan (AWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an
          AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

                       Capital Income Builder -- Page 54

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                       Capital Income Builder -- Page 55

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

                       Capital Income Builder -- Page 56

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The
Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors,

                       Capital Income Builder -- Page 57

trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's articles of incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's articles of incorporation permits payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when the adviser determines that it is in the best interest of the remaining shareholders.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $34,302,000 for Class A shares and $3,159,000 for
Class B shares for the 2006 fiscal year. American Funds Service Company is also compensated for

                       Capital Income Builder -- Page 58

certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital Research and Management Company, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350
South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- O'Melveny & Myers LLP, 400 South Hope Street, Los
Angeles, CA 90071, serves as counsel for the fund and for independent directors in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by
O'Melveny & Myers LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on October 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term

                       Capital Income Builder -- Page 59

trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority) filed an administrative complaint against the Principal
Underwriter. The complaint alleges violations of certain NASD rules by the
Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, the NASD
Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. The Principal Underwriter has appealed this decision to the NASD's
National Adjudicatory Council.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General subsequently appealed the Superior Court's decision to California's Court of
Appeal for the Second Appellate District. On January 26, 2007, the Court of
Appeal issued a ruling allowing the California Attorney General to proceed with his civil action.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to these matters. The investment adviser believes that these suits are without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American
Funds regulatory matters."

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- OCTOBER 31, 2006

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $59.91
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $63.56

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information on fund numbers is not included in the annual report:

                       Capital Income Builder -- Page 60

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
Short-Term Bond Fund of America/SM/  . . . . . . . . . . . . .     048      248      348       448
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                       Capital Income Builder -- Page 61

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
Short-Term Bond Fund of America    1048     1248     1348     1548      1448
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                       Capital Income Builder -- Page 62

                                               FUND NUMBERS
                              -------------------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                          CLASS A   R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES/(R)/
American Funds 2050 Target
Date Retirement Fund  . . .     069     2169    2269    2369    2469     2569
American Funds 2045 Target
Date Retirement Fund  . . .     068     2168    2268    2368    2468     2568
American Funds 2040 Target
Date Retirement Fund  . . .     067     2167    2267    2367    2467     2567
American Funds 2035 Target
Date Retirement Fund  . . .     066     2166    2266    2366    2466     2566
American Funds 2030 Target
Date Retirement Fund  . . .     065     2165    2265    2365    2465     2565
American Funds 2025 Target
Date Retirement Fund  . . .     064     2164    2264    2364    2464     2564
American Funds 2020 Target
Date Retirement Fund  . . .     063     2163    2263    2363    2463     2563
American Funds 2015 Target
Date Retirement Fund  . . .     062     2162    2262    2362    2462     2562
American Funds 2010 Target
Date Retirement Fund  . . .     061     2161    2261    2361    2461     2561

                       Capital Income Builder -- Page 63

                                    APPENDIX

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

                       Capital Income Builder -- Page 64

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                       Capital Income Builder -- Page 65

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                       Capital Income Builder -- Page 66

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       Capital Income Builder -- Page 67

[logo - American Funds©]

Capital Income Builder®
Investment portfolio

October 31, 2006

Common stocks — 67.54%	Shares	Market value (000)

FINANCIALS — 19.09%
Fannie Mae	12,900,000	$764,454
Société Générale	4,398,870	730,807
HSBC Holdings PLC (Hong Kong)	23,870,097	450,397
HSBC Holdings PLC (United Kingdom)	14,158,402	268,381
Citigroup Inc.	14,170,000	710,767
Bank of America Corp.	11,867,340	639,294
BNP Paribas	5,320,270	584,843
Banco Santander Central Hispano, SA	33,432,614	578,470
Freddie Mac	7,900,000	545,021
Washington Mutual, Inc.	12,000,000	507,600
ING Groep NV	9,866,216	436,974
National City Corp.	11,619,800	432,838
iStar Financial, Inc.[1]	7,065,500	327,345
Danske Bank A/S	7,641,000	320,611
Fortis	7,420,000	311,210
Lloyds TSB Group PLC	25,235,000	269,249
AXA SA	6,983,333	265,985
Banco Itaú Holding Financeira SA, preferred nominative	7,696,200	253,425
Bank of Nova Scotia	5,647,200	247,936
Westpac Banking Corp.	13,256,437	245,802
J.P. Morgan Chase & Co.	5,000,000	237,200
St. George Bank Ltd.	9,034,601	226,695
Wells Fargo & Co.	6,070,000	220,280
Sun Hung Kai Properties Ltd.	19,622,000	214,503
Regions Financial Corp.	5,650,000	214,417
Equity Residential	3,750,500	204,815
Irish Life & Permanent PLC	7,713,949	189,478
UniCredito Italiano SpA	22,480,000	186,334
Royal Bank of Canada	4,180,000	185,381
UBS AG	3,016,620	180,289
Archstone-Smith Trust	2,915,000	175,512
DnB NOR ASA	12,870,000	168,614
CapitaMall Trust Management Ltd.[1]	100,628,470	167,155
Westfield Group	11,506,447	165,961
Hang Lung Properties Ltd.	71,649,100	156,189
Swire Pacific Ltd., Class A	12,950,000	136,739
Commerzbank U.S. Finance, Inc.	3,750,000	133,071
Weingarten Realty Investors	2,634,750	122,516
Banco Bilbao Vizcaya Argentaria, SA	5,000,000	120,710
Chinatrust Financial Holding Co., Ltd.	165,157,759	119,957
Siam Commercial Bank PCL	65,552,400	117,026
Health Care Property Investors, Inc.	3,670,000	115,238
Brandywine Realty Trust	3,400,000	113,424
ProLogis	1,750,000	110,722
CapitaCommercial Trust Management Ltd.[1]	77,882,700	107,893
Marsh & McLennan Companies, Inc.	3,600,000	105,984
Cathay Financial Holding Co., Ltd.	52,833,344	102,489
United Overseas Bank Ltd.	8,885,000	100,862
Credit Suisse Group	1,666,000	100,507
Ascendas Real Estate Investment Trust[1]	72,142,600	100,404
Suntec Real Estate Investment Trust[1]	92,244,000	91,700
Bank of New York Co., Inc.	2,040,000	70,115
KeyCorp	1,860,000	69,080
GuangZhou R&F Properties Co., Ltd., Class H	42,284,000	69,023
AMB Property Corp.	1,175,000	68,632
ABN AMRO Holding NV	2,350,000	68,518
United Bankshares, Inc.	1,775,000	67,787
Kimco Realty Corp.	1,500,000	66,645
Hongkong Land Holdings Ltd.	17,107,600	64,325
KBC Groupe SA	525,000	57,343
FirstMerit Corp.	2,444,493	56,761
St. Paul Travelers Companies, Inc.	1,075,000	54,965
Macquarie International Infrastructure Fund Ltd.[1]	83,170,000	52,008
XL Capital Ltd., Class A	642,800	45,350
Hospitality Properties Trust	930,000	45,068
SunTrust Banks, Inc.	550,000	43,444
Developers Diversified Realty Corp.	670,000	40,803
Fortune Real Estate Investment Trust[1]	52,262,500	39,297
Lincoln National Corp.	541,500	34,282
Fidelity National Financial, Inc.	1,300,000	28,990
Shanghai Forte Land Co., Ltd., Class H	57,180,000	25,209
AmSouth Bancorporation	750,000	22,665
Mercury General Corp.	400,000	20,708
Wing Lung Bank Ltd.	2,095,900	19,935
Public Financial Holdings Ltd.	26,009,000	19,924
Allco Commercial REIT[1]	32,100,000	19,764
Prosperity REIT[1]	81,325,000	18,815
Mapletree Logistics Trust	26,730,000	17,143
Wharf (Holdings) Ltd.	4,680,000	15,880
Arthur J. Gallagher & Co.	550,000	15,317
Colonial Properties Trust	244,200	12,305
		14,833,575

UTILITIES — 9.77%
E.ON AG	10,460,000	1,254,614
Exelon Corp.	13,485,000	835,800
National Grid PLC	61,137,551	781,148
Veolia Environnement	12,546,100	767,944
Gas Natural SDG, SA	10,120,000	401,856
Electricité de France SA	5,381,000	326,211
FirstEnergy Corp.	5,010,500	294,868
Dominion Resources, Inc.	3,462,190	280,403
Southern Co.	6,800,000	247,520
Scottish Power PLC	18,813,396	234,457
PPL Corp.	5,840,000	201,597
Hongkong Electric Holdings Ltd.	35,750,000	168,179
Public Service Enterprise Group Inc.	2,386,300	145,684
Edison International	3,000,000	133,320
DTE Energy Co.	2,750,000	124,933
Xcel Energy Inc.	5,516,000	121,738
Northeast Utilities	4,645,000	116,171
Ameren Corp.	2,076,020	112,313
SP AusNet[1]	107,253,698	107,947
Cheung Kong Infrastructure Holdings Ltd.	36,022,000	107,879
FPL Group, Inc.	2,000,000	102,000
Energy East Corp.	3,880,000	94,323
Duke Energy Corp.	2,677,640	84,721
Consolidated Edison, Inc.	1,650,000	79,777
Equitable Resources, Inc.	1,780,000	72,126
Entergy Corp.	752,500	64,587
Scottish and Southern Energy PLC	2,400,000	60,139
KeySpan Corp.	1,390,000	56,406
Progress Energy, Inc.	1,200,000	55,200
NiSource Inc.	2,289,307	53,272
Pinnacle West Capital Corp.	738,200	35,293
American Electric Power Co., Inc.	684,600	28,363
United Utilities PLC	1,666,666	22,677
Hong Kong and China Gas Co. Ltd.	7,800,000	17,866
		7,591,332

TELECOMMUNICATION SERVICES — 7.64%
BellSouth Corp.	26,003,000	1,172,735
AT&T Inc.	33,519,452	1,148,041
Koninklijke KPN NV	58,237,900	778,042
Verizon Communications Inc.	19,410,000	718,170
Chunghwa Telecom Co., Ltd. (ADR)	11,590,952	211,999
Chunghwa Telecom Co., Ltd.	79,914,960	136,997
France Télécom, SA	12,593,000	326,997
Embarq Corp.	6,500,000	314,275
Telekomunikacja Polska SA	33,779,800	248,668
Telefónica, SA	8,683,763	167,315
Singapore Telecommunications Ltd.	74,337,500	126,344
Telecom Corp. of New Zealand Ltd.	39,363,919	123,203
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	118,300,000	109,380
Belgacom SA	2,030,800	83,077
Advanced Info Service PCL	27,980,000	68,635
BT Group PLC	10,000,000	53,062
Vodafone Group PLC	17,500,000	45,053
Far EasTone Telecommunications Co., Ltd.	32,178,000	36,775
Philippine Long Distance Telephone Co.	730,190	34,603
SK Telecom Co., Ltd. (ADR)	1,400,000	33,712
		5,937,083

CONSUMER STAPLES — 5.64%
Altria Group, Inc.	13,575,500	1,104,095
UST Inc.[1]	8,178,000	438,014
Nestlé SA	1,150,000	393,139
Diageo PLC	18,793,272	347,636
H.J. Heinz Co.	8,145,000	343,393
Reynolds American Inc.	5,380,000	339,801
Foster’s Group Ltd.	47,374,500	236,569
Imperial Tobacco Group PLC	5,790,000	205,041
Gallaher Group PLC	11,980,292	203,333
Kellogg Co.	3,880,000	195,203
ConAgra Foods, Inc.	7,170,000	187,496
Coca-Cola Co.	2,625,000	122,640
Unilever NV	3,280,800	80,879
Sara Lee Corp.	4,500,000	76,950
Unilever PLC	2,025,000	$ 50,240
Wolverhampton & Dudley Breweries, PLC	1,066,255	29,626
Lion Nathan Ltd.	4,431,066	28,439
		4,382,494

INDUSTRIALS — 5.41%
General Electric Co.	21,075,000	739,943
Macquarie Infrastructure Group[1]	139,581,612	365,257
Siemens AG	3,525,000	317,102
Macquarie Airports[1]	107,363,105	266,817
Brisa Auto-Estradas de Portugal SA	20,777,613	229,596
GS Engineering & Construction Co. Ltd.[1]	2,550,000	198,445
Volvo AB, Class B	2,908,400	181,863
Singapore Technologies Engineering Ltd.	80,098,000	152,059
SembCorp Marine Ltd.	67,499,000	148,055
Abertis Infraestructuras SA, Class A	5,262,100	142,413
Sandvik AB	10,875,000	132,916
Koninklijke BAM Groep NV	6,100,695	127,120
Stagecoach Group PLC	46,814,168	124,538
Emerson Electric Co.	1,470,000	124,068
Geberit AG	88,850	115,851
Uponor Oyj	3,480,000	105,461
Waste Management, Inc.	2,600,000	97,448
Leighton Holdings Ltd.	5,347,000	88,050
Transport International Holdings Ltd.	15,922,800	82,376
ComfortDelGro Corp. Ltd.	67,824,451	70,904
Singapore Post Private Ltd.	95,685,000	61,368
Spirax-Sarco Engineering PLC	3,336,391	59,299
Sydney Roads Group[1,3]	60,682,071	53,558
SMRT Corp. Ltd.	73,763,000	52,985
Qantas Airways Ltd.	15,052,744	49,412
Transurban Group[3]	6,256,552	34,972
Seco Tools AB, Class B	2,525,000	34,970
Fong’s Industries Co. Ltd.[1]	36,590,000	24,879
Hong Kong Aircraft Engineering Co. Ltd.	1,232,400	15,595
Macquarie Infrastructure Company Trust	339,100	10,115
		4,207,435

ENERGY — 4.54%
Royal Dutch Shell PLC, Class A (ADR)	6,828,000	475,365
Royal Dutch Shell PLC, Class B	6,997,187	250,593
Royal Dutch Shell PLC, Class B (ADR)	1,866,228	134,368
Royal Dutch Shell PLC, Class A	3,055,000	105,836
Husky Energy Inc.	8,065,000	513,678
Chevron Corp.	5,640,000	379,008
ENI SpA	11,060,000	333,480
ConocoPhillips	4,676,000	281,682
Norsk Hydro ASA	11,470,000	263,766
SBM Offshore NV1	8,335,188	246,642
Repsol YPF, SA	6,856,000	227,455
Enbridge Inc.	3,531,116	118,742
Marathon Oil Corp.	1,250,000	108,000
TOTAL SA	694,000	46,978
TOTAL SA (ADR)	600,000	40,884
		3,526,477

CONSUMER DISCRETIONARY — 3.86%
Renault SA	3,496,000	$ 408,841
Greek Organization of Football Prognostics SA	10,207,040	364,417
DSG International PLC	54,809,561	227,335
Esprit Holdings Ltd.	22,418,000	216,973
Mediaset SpA	17,700,000	198,524
Kingfisher PLC	37,845,000	189,989
General Motors Corp.	4,665,600	162,923
Kesa Electricals PLC	21,750,000	145,481
Shangri-La Asia Ltd.	60,472,000	131,202
Macquarie Communications Infrastructure Group[1]	25,667,933	121,617
Vivendi SA	3,000,000	113,577
Harrah’s Entertainment, Inc.	1,450,000	107,779
Clear Channel Communications, Inc.	2,631,700	91,715
Greene King PLC	3,927,110	71,782
SanomaWSOY OYJ, Class B	2,250,000	58,022
Schibsted ASA	1,907,400	57,803
Intercontinental Hotels Group PLC	2,874,292	55,306
Hyundai Motor Co., nonvoting preferred, Series 2	1,130,000	53,387
British Sky Broadcasting Group PLC	4,665,000	48,262
ServiceMaster Co.	3,504,500	39,706
Ekornes ASA	1,830,425	39,641
Hilton Group PLC	4,200,000	32,718
Fisher & Paykel Appliances Holdings Ltd.	10,600,000	26,996
Gestevisión Telecinco SA	650,000	17,077
KangwonLand Inc.	875,000	16,954
		2,998,027

MATERIALS — 3.22%
Bayer AG	7,267,000	365,808
China Steel Corp.	402,931,115	356,276
POSCO	825,000	229,045
UPM-Kymmene Corp.	6,600,000	167,506
Gujarat Ambuja Cements Ltd.	56,000,000	146,548
Fletcher Building Ltd.	21,176,596	134,829
Norske Skogindustrier ASA	6,582,142	103,764
Taiwan Fertilizer Co., Ltd.[1]	63,700,000	103,453
Dow Chemical Co.	2,500,000	101,975
Lyondell Chemical Co.	3,600,000	92,412
Aracruz Celulose SA, Class B, preferred nominative (ADR)	1,673,000	92,048
Packaging Corp. of America	3,763,000	86,436
Stora Enso Oyj, Class R	5,000,000	80,898
PaperlinX Ltd.[1]	22,547,000	71,918
RPM International, Inc.	3,325,000	63,674
Worthington Industries, Inc.	3,639,800	62,896
Compass Minerals International, Inc.	1,550,000	47,972
LG Petrochemical Co., Ltd.	1,843,750	43,945
AngloGold Ashanti Ltd.	987,000	41,878
E.I. du Pont de Nemours and Co.	900,000	41,220
Boral Ltd.	6,013,024	33,844
Temple-Inland Inc.	472,860	18,649
Hung Hing Printing Group Ltd.	29,024,000	15,855
		2,502,849

HEALTH CARE — 2.94%
Merck & Co., Inc.	15,319,600	695,816
Bristol-Myers Squibb Co.	19,000,000	470,250
Abbott Laboratories	8,098,700	384,769
Pfizer Inc	10,450,000	278,493
AstraZeneca PLC (ADR)	2,445,000	143,522
Sonic Healthcare Ltd.	10,995,549	111,943
Cochlear Ltd.	2,480,600	106,913
Fisher & Paykel Healthcare Corp. Ltd.[1]	33,211,000	93,038
		2,284,744

INFORMATION TECHNOLOGY — 0.98%
Microsoft Corp.	15,185,000	435,961
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	12,267,593	118,996
Taiwan Semiconductor Manufacturing Co. Ltd.	24,415,649	44,793
Delta Electronics, Inc.	35,000,000	98,947
Rotork PLC	2,400,000	35,928
Electrocomponents PLC	5,192,100	28,565
		763,190

MISCELLANEOUS — 4.45%
Other common stocks in initial period of acquisition		3,460,109

Total common stocks (cost: $38,338,196,000)		52,487,315

Preferred stocks — 0.38%

FINANCIALS — 0.38%
MUFG Capital Finance 1 Ltd. 6.346% noncumulative preferred[4]	45,829,000	46,147
BNP Paribas 5.186% noncumulative[4,5]	43,050,000	41,126
Fannie Mae, Series E, 5.10%	550,000	25,450
Fannie Mae, Series L, 5.125%	273,350	12,547
Wachovia Capital Trust III 5.80%[4]	35,000,000	35,342
Banco Santander Central Hispano, SA 6.80%[3,5]	1,014,800	25,370
Bank of America Corp., Series E, 0% preferred depositary shares[3]	1,000,000	25,050
Public Storage, Inc., Series F, 6.45% preferred	1,000,000	24,700
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative preferred[4,5]	20,000,000	20,375
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[4,5]	14,520,000	13,972
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred[1]	400,000	10,432
HSBC Holdings PLC 4.61% (undated)[4,5]	8,000,000	7,500
Deutsche Bank Capital Funding Trust I, 7.872%[4,5]	3,950,000	4,191

Total preferred stocks (cost: $286,139,000)		292,202

Convertible securities — 0.47%	Shares or principal amount

FINANCIALS — 0.12%
Fannie Mae 5.375% convertible preferred	965	93,967

UTILITIES — 0.11%
PG&E Corp. 9.50% convertible notes 2010	$28,000,000	87,780

Convertible securities	Shares or principal amount	Market value (000)

CONSUMER DISCRETIONARY — 0.11%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	1,949,300	$ 67,153
General Motors Corp., Series B, 5.25% convertible debentures 2032	$17,500,000	14,469
		81,622

HEALTH CARE — 0.07%
Schering-Plough Corp. 6.00% convertible preferred 2007	1,000,000	55,060

MATERIALS — 0.06%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred	32,900	45,081

Total convertible securities (cost: $331,832,000)		363,510

Bonds & notes — 19.28%	Principal amount (000)

MORTGAGE-BACKED OBLIGATIONS[6]— 6.31%
Fannie Mae 4.89% 2012	$25,000	24,659
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	20,000	20,336
Fannie Mae 4.00% 2015	61,641	58,998
Fannie Mae 11.00% 2015	628	706
Fannie Mae 7.00% 2016	106	108
Fannie Mae 11.00% 2016	335	379
Fannie Mae 5.00% 2017	216	213
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017	16,837	17,066
Fannie Mae 5.00% 2018	36,107	35,684
Fannie Mae 5.00% 2018	2,280	2,253
Fannie Mae 11.00% 2018	646	736
Fannie Mae 5.50% 2019	30,010	30,120
Fannie Mae 11.00% 2020	247	272
Fannie Mae 6.00% 2021	11,304	11,481
Fannie Mae 6.00% 2021	8,865	9,004
Fannie Mae 10.50% 2022	510	564
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	442	459
Fannie Mae 7.50% 2029	96	100
Fannie Mae 7.00% 2030	345	356
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	4,000	4,130
Fannie Mae 7.00% 2031	298	307
Fannie Mae 7.50% 2031	313	325
Fannie Mae 7.50% 2031	63	65
Fannie Mae 7.00% 2032	448	461
Fannie Mae 3.742% 2033[4]	13,034	12,809
Fannie Mae 4.056% 2033[4]	2,577	2,527
Fannie Mae 4.184% 2033[4]	2,857	2,827
Fannie Mae 5.50% 2034	22,323	22,100
Fannie Mae 5.50% 2034	21,288	21,085
Fannie Mae 5.50% 2034	11,253	11,141
Fannie Mae 4.50% 2035[4]	10,528	10,364
Fannie Mae 5.00% 2035	13,227	12,784
Fannie Mae 5.00% 2035	5,752	5,560
Fannie Mae 5.50% 2035	51,767	51,249
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	15,000	14,954
Fannie Mae 5.50% 2035	14,609	14,463
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036	15,103	11,043
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036	11,278	8,527
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	2,855	2,183
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036	2,279	1,674
Fannie Mae 5.50% 2036	16,102	15,914
Fannie Mae, Series 2006-106, Class HG, 6.00% 2036	85,000	86,441
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	75,083	76,329
Fannie Mae 6.00% 2036	62,010	62,495
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	57,217	58,613
Fannie Mae 6.00% 2036	35,000	35,241
Fannie Mae 6.00% 2036	5,787	5,823
Fannie Mae 6.50% 2036	11,580	11,800
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	537	559
Freddie Mac 4.00% 2015	72,238	68,722
Freddie Mac 6.00% 2017	518	526
Freddie Mac 4.50% 2018	6,253	6,060
Freddie Mac 5.00% 2018	12,461	12,307
Freddie Mac 6.00% 2021	43,157	43,802
Freddie Mac, Series 1617, Class PM, 6.50% 2023	5,000	5,166
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026	6,682	5,202
Freddie Mac 6.50% 2032	5,509	5,641
Freddie Mac 7.50% 2032	2,432	2,525
Freddie Mac 4.646% 2035[4]	26,080	25,658
Freddie Mac 4.789% 2035[4]	27,729	27,364
Freddie Mac, Series 3061, Class PN, 5.50% 2035	27,947	28,130
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036	26,618	19,821
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036	16,146	12,219
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036	6,355	4,794
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036	6,309	4,677
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036	6,309	4,667
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036	3,651	2,714
Freddie Mac 5.00% 2036	17,333	16,743
Freddie Mac 5.50% 2036	14,655	14,498
Freddie Mac 6.00% 2036	351,505	353,934
Freddie Mac, Series 3156, Class NG, 6.00% 2036	68,510	70,300
Freddie Mac 6.00% 2036	20,000	20,138
Freddie Mac 6.50% 2036	805	822
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 7-A-1, 5.00% 2020	7,710	7,504
Countrywide Alternative Loan Trust, Series 2005-9CB, Class 2-A-1, 6.00% 2020	7,318	7,329
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	70,810	70,755
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	35,959	35,723
Countrywide Alternative Loan Trust, Series 2005-23CB, Class A-15, 5.50% 2035	29,654	29,369
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	15,949	15,894
Countrywide Alternative Loan Trust, Series 2005-30CB, Class 2-A-1, 5.50% 2035	14,195	13,917
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	8,671	8,519
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	7,782	7,771
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	2,890	2,887
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 5.563% 2035[4]	44,802	44,851
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	5,942	5,879
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	35,297	35,270
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	24,504	24,721
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035	2,468	2,464
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	15,282	15,269
Countrywide Alternative Loan Trust, Series 2006-31CB, Class A-3, 6.00% 2036	87,644	87,315
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A-1, 6.00% 2036	23,725	23,673
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	22,563	22,597
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	2,445	2,456
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	1,236	1,245
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	1,438	1,453
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	3,682	3,731
CS First Boston Mortgage Securities Corp., Series 2004-AR8, Class 2-A-1, 4.61% 2034[4]	8,688	8,567
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.668% 2034[4]	8,677	8,596
CS First Boston Mortgage Securities Corp., Series 2003-AR30, Class II-A-1, 4.693% 2034[4]	20,653	20,594
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	8,203	8,266
CS First Boston Mortgage Securities Corp., Series 2001-CK3, Class A-4, 6.53% 2034	2,790	2,934
CS First Boston Mortgage Securities Corp., Series 2005-6, Class VI-A-1, 6.00% 2035	7,307	7,328
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	48,000	49,905
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class G, 7.165% 2035[5]	1,435	1,549
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[5]	78,140	54,811
CS First Boston Mortgage Securities Corp., Series 2002-CKS4, 4.485% 2036	4,952	4,874
CS First Boston Mortgage Securities Corp., Series 2006-3, Class 1-A-4A, 5.896% 2036	10,000	10,095
CS First Boston Mortgage Securities Corp., Series 2006-2, Class 5-A-6, 6.00% 2036	44,320	44,263
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	22,840	22,204
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	11,000	10,668
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-1, 3.466% 2039	9,559	9,365
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-AB, 5.681% 2039	18,000	18,304
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040	37,500	37,339
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class C, 6.78% 2040	6,550	6,759
Government National Mortgage Assn. 4.00% 2035[4]	24,237	23,843
Government National Mortgage Assn. 4.00% 2035[4]	7,901	7,754
Government National Mortgage Assn. 4.00% 2035[4]	7,575	7,434
Government National Mortgage Assn. 6.00% 2035	6,187	6,257
Government National Mortgage Assn. 6.00% 2036	172,869	174,807
Government National Mortgage Assn. 6.00% 2036	70,944	71,739
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018	29,581	28,895
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	13,140	12,850
Residential Accredit Loans, Inc., Series 2005-QS3, Class II-A-1, 5.00% 2020	39,225	38,357
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	56,331	55,994
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	15,347	15,251
Residential Accredit Loans, Inc., Series 2004-QS12, Class M-1, 6.00% 2034	1,460	1,440
Residential Accredit Loans, Inc., Series 2005-QS13, Class I-A-5, 5.50% 2035	14,589	14,392
Residential Accredit Loans, Inc., Series 2005-QS12, Class A-7, 5.50% 2035	12,475	12,477
Residential Accredit Loans, Inc., Series 2005-QS9, Class A-6, 5.50% 2035	2,000	1,938
Residential Accredit Loans, Inc., Series 2006-QS10, Class I-A, 6.00% 2035	16,925	16,886
Residential Accredit Loans, Inc., Series 2005-QS14, Class 2-A-1, 6.00% 2035	10,505	10,481
Residential Accredit Loans, Inc., Series 2006-QS1, Class A-3, 5.75% 2036	6,092	6,108
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A1, 6.029% 2035[4]	12,895	12,952
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.971% 2036[4]	74,334	74,613
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4-A-1, 5.98% 2036[4]	33,894	34,022
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[4]	73,633	73,863
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.832% 2033[4]	9,105	9,041
CHL Mortgage Pass-Through Trust, Series 2004-7, Class 3-A-1, 4.057% 2034[4]	6,708	6,503
CHL Mortgage Pass-Through Trust, Series 2004-12, Class 12-A-1, 4.743% 2034[4]	4,841	4,789
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 5.139% 2034[4]	4,304	4,296
CHL Mortgage Pass-Through Trust, Series 2005-12, Class 2-A-5, 5.50% 2035	13,083	13,011
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.687% 2035[4]	67,486	67,056
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.691% 2034[4]	25,917	25,424
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3-A, 6.00% 2034	6,551	6,541
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 5-A-1, 6.00% 2035	25,025	25,181
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 3-A-1, 6.069% 2036[4]	38,234	38,614
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.83% 2035[4]	45,194	45,309
Bear Stearns ALT-A Trust, Series 2006-6, Class II-A-1, 6.00% 2036[4]	48,652	49,102
Wells Fargo Mortgage-backed Securities Trust, Series 2003-6, Class I-A-1, 5.00% 2018	11,886	11,647
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	27,217	26,788
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 4.109% 2035[4]	10,000	9,722
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.697% 2036	39,472	39,449
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 3.984% 2033[4]	4,935	4,850
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.375% 2034[4]	6,877	6,770
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.977% 2034[4]	9,732	9,619
Bear Stearns ARM Trust, Series 2003-8, Class III-A, 5.129% 2034[4]	12,099	12,023
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[4]	50,000	48,861
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-WF2, Class A-1, 6.80% 2031	1,863	1,867
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	53,207	52,054
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	27,210	26,639
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.879% 2036[4]	74,912	74,746
Banc of America Commercial Mortgage Inc., Series 2002-PB2, Class A-2, 5.676% 2035	8,689	8,708
Banc of America Commercial Mortgage Inc., Series 2001-PB1, Class A-2, 5.787% 2035	22,040	22,535
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-1, 3.812% 2041	1,620	1,611
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-2, 4.176% 2041	9,117	8,886
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-3, 4.877% 2042	28,622	28,374
Banc of America Commercial Mortgage Inc., Series 2002-2, Class A-1, 3.366% 2043	2,702	2,681
GMAC Commercial Mortgage Securities, Inc., Series 1998-C1, Class D, 6.974% 2030	15,595	15,950
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A-1, 6.25% 2034	9,834	10,031
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	25,000	26,140
GMAC Commercial Mortgage Securities, Inc., Series 2001-C2, Class A-2, 6.70% 2034	4,614	4,884
GMAC Commercial Mortgage Securities, Inc., Series 2004-C3, Class A-3, 4.207% 2041	15,648	15,280
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[5]	32,500	32,608
Tower Ventures, LLC, Series 2006-1, Class D, 6.052% 2036[5]	33,000	33,339
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1, Class F, 6.854% 2035[4,5]	2,000	2,129
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	17,394	16,922
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-2, 4.851% 2042	26,685	26,387
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	20,000	19,734
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	12,838	12,835
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	35,047	34,851
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA3, Class A-6, 6.00% 2036	17,147	17,354
GE Commercial Mortgage Corp., Series 2005-C2, Class A-2, 4.706% 2043	40,928	40,352
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045	20,000	20,205
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[5]	26,000	25,463
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[5]	13,620	13,423
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[5]	20,000	19,942
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019	10,076	10,083
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033[4]	4,767	4,719
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033[4]	4,237	4,179
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.338% 2033[4]	3,662	3,615
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.563% 2034[4]	4,847	4,785
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.58% 2045[4]	29,607	29,725
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[4,5]	22,000	22,101
SBA CMBS Trust, Series 2005-1, Class C, 5.731% 2035[4,5]	17,320	17,455
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[5]	16,500	16,562
SBA CMBS Trust, Series 2006-1A, Class C, 5.559% 2036[5]	2,000	2,008
Washington Mutual Securities Corp., Series 2005-AR1, Class A-1-A, 5.58% 2035[4]	33,245	33,294
Washington Mutual Securities Corp., WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	13,786	13,822
Washington Mutual Securities Corp., WMALT Series 2005-1, Class 6-A-1, 6.50% 2035	1,547	1,563
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class II-A-1, 6.203% 2036[4]	44,890	45,589
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	7,209	7,333
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-2, 6.531% 2033	22,230	23,381
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038	13,250	13,787
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	36,661	36,604
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035	3,963	3,977
J.P. Morgan Mortgage Trust, Series 2005-A4, Class 3-A-1, 5.192% 2035[4]	39,251	38,891
MASTR Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033	945	944
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	2,012	2,009
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	9,076	8,971
MASTR Alternative Loan Trust, Series 2005-1, Class 1-A-1, 5.50% 2035	4,612	4,521
MASTR Alternative Loan Trust, Series 2005-3, Class 2-A-1, 6.00% 2035	9,627	9,655
MASTR Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035	9,848	9,978
Morgan Stanley Capital I Trust, Series 2003-TOP11, Class A-2, 4.34% 2041	16,600	16,247
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.205% 2042[4]	19,500	19,531
American General Mortgage Loan Trust, Series 2006-1, Class A-5, 5.75% 2035[5]	35,315	35,228
CSAB Mortgage-backed Trust, Series 2006-2, Class A-6-A, 5.72% 2036[4]	30,000	30,054
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A-2, 6.36% 2034	28,625	29,907
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A-3-1, 4.55% 2034[4]	26,688	26,376
Meristar Commercial Mortgage Trust, Series 1999-C1, Class B, 7.90% 2016[5]	7,750	8,313
Meristar Commercial Mortgage Trust, Series 1999-C1, Class C, 8.29% 2016[5]	13,900	15,192
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.529% 2027[4,5]	1,852	1,862
Structured Asset Securities Corp., Series 2005-6, Class 5-A-4, 5.00% 2035	14,398	13,567
Structured Asset Securities Corp., Series 2005-6, Class 5-A-9, 5.00% 2035	7,183	7,090
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037	20,000	20,032
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	19,500	19,295
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037	17,664	17,575
Banc of America Funding Corp., Series 2005-H, Class 9-A-1, 5.966% 2035[4]	16,334	16,390
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC8, Class A-4, 5.50% 2035	16,120	16,082
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042	15,000	14,793
Residential Asset Mortgage Products Trust, Series 2004-RS12, Class A-I-6, 4.547% 2034	9,000	8,613
Residential Asset Mortgage Products Trust, Series 2004-RS12, Class M-I-1, 5.186% 2034	6,000	5,939
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	8,024	8,227
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	5,933	6,314
Hilton Hotel Pool Trust, Series 2000-HLTA, Class C, 7.458% 2015[5]	10,000	10,804
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	10,368	10,406
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	10,389	10,108
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026	9,765	9,996
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.949% 2035[4]	9,772	9,702
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033[4]	6,092	6,012
Banc of America Mortgage Securities Trust, Series 2004-B, Class 1-A-1, 3.457% 2034[4]	2,207	2,193
Salomon Brothers Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.46% 2008	3,870	3,913
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	2,383	2,395
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015[5]	5,986	6,131
RAAC Mortgage Loan Asset-backed Trust, Series 2004-SP3, Class A-I-5, 4.89% 2032	5,000	4,830
Residential Funding Mortgage Securities I, Inc., Series 2003-S20, Class II-A-1, 4.75% 2018	3,083	2,986
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class G, 7.196% 2034[4,5]	2,000	2,139
Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.206% 2033	568	568
		4,901,970

FINANCIALS — 3.49%
USA Education, Inc. 5.625% 2007	40,000	40,050
SLM Corp., Series A, 3.625% 2008	10,000	9,770
SLM Corp., Series A, 4.00% 2009	10,000	9,756
SLM Corp., Series A, 5.35% 2009[4]	10,000	9,626
SLM Corp., Series A, 4.50% 2010	31,000	30,262
SLM Corp., Series A, 5.40% 2011	40,000	40,217
SLM Corp., Series A, 5.45% 2011	20,000	20,147
SLM Corp., Series A, 5.375% 2014	10,000	9,993
International Lease Finance Corp., Series P, 3.125% 2007	5,000	4,945
ASIF Global Financing XXIII 3.90% 2008[5]	13,605	13,290
International Lease Finance Corp. 4.35% 2008	28,500	28,058
International Lease Finance Corp. 4.50% 2008	5,000	4,940
AIG SunAmerica Global Financing VII 5.85% 2008[5]	5,000	5,057
International Lease Finance Corp. 6.375% 2009	15,000	15,385
American International Group, Inc. 4.70% 2010	5,000	4,934
International Lease Finance Corp. 5.00% 2010	6,560	6,514
International Lease Finance Corp., Series Q, 5.45% 2011	35,000	35,337
American General Finance Corp., Series J, 5.706% 2011[4]	2,500	2,508
International Lease Finance Corp. 5.00% 2012	10,000	9,857
American General Finance Corp., Series J, 5.75% 2016	2,500	2,539
ILFC E-Capital Trust I 5.90% 2065[4,5]	7,000	7,116
ILFC E-Capital Trust II 6.25% 2065[4,5]	17,000	17,255
Bank of America Corp. 5.25% 2007	20,000	19,990
MBNA Corp. 5.625% 2007	26,000	26,086
BankBoston NA 7.00% 2007	7,500	7,576
Bank of America Corp. 3.875% 2008	4,400	4,330
MBNA America Bank, National Assn. 5.375% 2008	15,500	15,509
BankAmerica Corp. 5.875% 2009	7,500	7,634
Bank of America Corp. 4.50% 2010	18,000	17,668
BankAmerica Corp. 7.125% 2011	1,750	1,894
Bank of America Corp. 4.875% 2012	2,000	1,972
Residential Capital Corp. 6.693% 2008[4]	13,750	13,914
Residential Capital Corp. 6.375% 2010	28,990	29,445
Residential Capital Corp. 6.00% 2011	2,000	2,008
General Motors Acceptance Corp. 6.875% 2011	17,000	17,134
General Motors Acceptance Corp. 7.25% 2011	30,000	30,594
General Motors Acceptance Corp. 7.00% 2012	5,000	5,039
Household Finance Corp. 5.75% 2007	11,000	11,010
Household Finance Corp. 4.125% 2008	6,000	5,885
Household Finance Corp. 6.40% 2008	60,000	61,146
HSBC Bank USA 4.625% 2014[5]	16,000	15,362
HSBC Finance Corp. 5.00% 2015	4,535	4,412
Bank One, National Assn. 5.50% 2007	20,000	20,006
J.P. Morgan Chase & Co. 3.50% 2009	10,000	9,655
J.P. Morgan Chase & Co. 6.75% 2011	13,000	13,764
J.P. Morgan Chase & Co. 4.891% 2015	20,000	19,689
J.P. Morgan Chase Capital XX, Series T, 6.55% 2036	25,000	25,985
EOP Operating LP 7.75% 2007	45,000	46,006
EOP Operating LP 6.75% 2008	9,195	9,342
Spieker Properties, LP 6.75% 2008	3,500	3,534
Spieker Properties, LP 7.125% 2009	2,000	2,092
EOP Operating LP 4.65% 2010	19,500	18,988
EOP Operating LP 7.00% 2011	4,000	4,258
American Express Credit Corp. 3.00% 2008	10,000	9,686
American Express Co. 4.75% 2009	15,000	14,918
American Express Credit Corp., Series B, 5.00% 2010	9,000	8,995
American Express Co. 6.80% 2066[4]	44,000	46,873
CIT Group Inc. 3.65% 2007	11,000	10,815
CIT Group Inc. 3.375% 2009	5,000	4,802
CIT Group Inc. 6.875% 2009	16,000	16,732
CIT Group Inc. 4.25% 2010	10,000	9,715
CIT Group Inc. 5.20% 2010	20,000	19,989
CIT Group Inc. 5.60% 2011	15,000	15,190
CNA Financial Corp. 6.75% 2006	2,500	2,501
CNA Financial Corp. 6.60% 2008	4,000	4,098
CNA Financial Corp. 6.00% 2011	20,000	20,430
CNA Financial Corp. 5.85% 2014	42,000	42,304
Allstate Corp. 5.375% 2006	20,000	19,998
Allstate Financial Global Funding LLC 5.25% 2007[5]	15,000	14,996
Allstate Life Global Funding Trust, Series 2004-1, 4.50% 2009	15,000	14,777
Allstate Financing II 7.83% 2045	18,537	19,282
Washington Mutual, Inc. 5.55% 2010	10,000	10,114
Washington Mutual, Inc. 5.50% 2011	10,000	10,073
Washington Mutual, Inc. 5.79% 2012[4]	10,000	10,042
Washington Mutual, Inc. 5.95% 2013	10,000	10,238
Washington Mutual Preferred Funding I Ltd. 6.534% (undated)[4,5]	24,700	24,669
Ford Motor Credit Co. 7.20% 2007	5,000	5,002
Ford Motor Credit Co. 5.80% 2009	12,000	11,468
Ford Motor Credit Co. 7.875% 2010	30,500	29,785
Ford Motor Credit Co. 7.375% 2011	15,000	14,345
Liberty Mutual Group Inc. 5.75% 2014[5]	20,000	20,218
Liberty Mutual Group Inc. 6.50% 2035[5]	13,000	12,874
Liberty Mutual Group Inc. 7.50% 2036[5]	24,550	27,393
Prudential Financial, Inc. 4.104% 2006	15,000	14,994
PRICOA Global Funding I 5.491% 2007[4,5]	2,000	2,001
PRICOA Global Funding I, Series 2003-2, 3.90% 2008[5]	6,000	5,837
Prudential Funding, LLC, Series B, 6.60% 2008[5]	12,412	12,663
Prudential Financial, Inc., Series D, 5.50% 2016	3,000	3,009
Prudential Holdings, LLC, Series C, 8.695% 2023[5,6]	15,000	18,549
Developers Diversified Realty Corp. 3.875% 2009	15,000	14,525
Developers Diversified Realty Corp. 4.625% 2010	19,750	19,262
Developers Diversified Realty Corp. 5.00% 2010	22,500	22,235
Monumental Global Funding Trust II, Series 2003-F, 3.45% 2007[5]	10,000	9,789
Monumental Global Funding II, Series 2002-A, 5.20% 2007[5]	42,000	41,976
Monumental Global Funding II, Series 2004-E, 5.457% 2007[4,5]	2,000	2,002
Monumental Global Funding II, Series 2006-A, 5.43% 2009[4,5]	2,000	2,003
Capital One Financial Corp. 7.125% 2008	5,750	5,914
Capital One Bank 5.75% 2010	3,000	3,052
Capital One Financial Corp. 5.70% 2011	15,000	15,224
Capital One Financial Corp. 6.25% 2013	5,000	5,215
Capital One Bank 6.50% 2013	13,477	14,215
Capital One Financial Corp. 5.50% 2015	12,000	11,938
XL Capital Ltd. 5.25% 2014	13,000	12,803
XL Capital Ltd. 6.375% 2024	2,125	2,223
Mangrove Bay Pass Through Trust 6.102% 2033[4,5]	33,020	32,050
Twin Reefs Asset Trust (XLFA), Series B, 6.32% (undated)[4,5]	4,000	4,007
Santander Issuances, SA Unipersonal 5.75% 2016[4,5]	7,600	7,613
Santander Issuances, SA Unipersonal 5.805% 2016[4,5]	38,600	39,194
Abbey National PLC 6.70% (undated)[4]	2,412	2,459
United Dominion Realty Trust, Inc., Series E, 4.50% 2008	19,500	19,181
United Dominion Realty Trust, Inc. 6.50% 2009	28,925	29,933
Plum Creek Timberlands, LP 5.875% 2015	48,500	48,064
Simon Property Group, LP 6.375% 2007	5,000	5,044
Simon Property Group, LP 5.375% 2008	2,000	1,997
Simon Property Group, LP 3.75% 2009	3,000	2,905
Simon Property Group, LP 4.875% 2010	5,000	4,945
Simon Property Group, LP 4.875% 2010	2,500	2,464
Simon Property Group, LP 5.375% 2011	2,000	2,004
Simon Property Group, LP 5.60% 2011	14,750	14,929
Simon Property Group, LP 5.75% 2012	12,650	12,885
Westfield Capital Corp. Ltd., WT Finance Pty Ltd. and WEA Finance LLC 4.375% 2010[5]	38,500	37,204
Westfield Group 5.40% 2012[5]	5,000	5,003
Westfield Capital Corp. Ltd., WT Finance Pty Ltd. and WEA Finance LLC 5.125% 2014[5]	5,000	4,869
Sumitomo Mitsui Banking Corp. 5.625% (undated)[4,5]	47,500	46,558
Lincoln National Corp. 5.25% 2007	6,145	6,128
Lincoln National Corp. 7.00% 2066[4]	37,075	39,095
HBOS PLC 5.375% (undated)[4,5]	25,780	25,487
HBOS PLC, Series B, 5.92% (undated)[4,5]	20,000	19,618
iStar Financial, Inc., Series B, 4.875% 2009[1]	2,000	1,976
iStar Financial, Inc. 5.375% 2010[1]	25,675	25,576
iStar Financial, Inc., Series B, 5.125% 2011[1]	10,000	9,836
iStar Financial, Inc. 5.80% 2011[1]	7,600	7,665
Wells Fargo & Co. 5.125% 2007	27,500	27,477
Wells Fargo & Co. 4.125% 2008	15,000	14,774
UniCredito Italiano SpA 5.584% 2017[4,5]	29,400	29,673
UniCredito Italiano Capital Trust II 9.20% (undated)[5]	10,000	11,310
Commercial Credit Co. 6.625% 2006	1,975	1,976
Citigroup Inc. 4.125% 2010	11,000	10,702
Citigroup Inc. 4.625% 2010	10,000	9,849
Citigroup Inc. 5.125% 2014	10,000	9,908
National Westminster Bank PLC 7.375% 2009	3,000	3,188
Royal Bank of Scotland Group PLC 5.512% noncumulative trust preferred (undated)[4]	22,800	22,468
National Westminster Bank PLC 7.75% (undated) [4]	4,588	4,677
Hospitality Properties Trust 7.00% 2008	5,500	5,611
Hospitality Properties Trust 6.75% 2013	18,925	19,948
Hospitality Properties Trust 5.125% 2015	3,000	2,866
Hospitality Properties Trust 6.30% 2016	1,150	1,179
Lazard Group LLC 7.125% 2015	28,000	29,253
Nationwide Life Insurance Co. 5.35% 2007[5]	27,500	27,500
North Front Pass Through Trust 5.81% 2024[4,5]	1,165	1,160
Realogy Corp. 6.15% 2011[5]	27,000	27,465
ACE INA Holdings Inc. 5.875% 2014	7,500	7,677
ACE Capital Trust II 9.70% 2030	12,210	16,717
ACE INA Holdings Inc. 6.70% 2036	2,500	2,724
ProLogis 5.25% 2010	22,000	21,919
ProLogis 5.50% 2013	4,350	4,342
Resona Bank, Ltd. 5.85% (undated)[4,5]	25,000	24,532
Metropolitan Life Global Funding I, Series 2004-10, 3.375% 2007[5]	20,000	19,490
Met Life Global Funding I 2.60% 2008[5]	2,500	2,390
MetLife, Inc. 5.00% 2015	2,500	2,429
ERP Operating LP 4.75% 2009	6,360	6,276
ERP Operating LP 6.95% 2011	8,200	8,732
ERP Operating LP 6.625% 2012	8,000	8,488
Willis North America Inc. 5.125% 2010	20,950	20,378
Willis North America Inc. 5.625% 2015	3,000	2,872
Wachovia Corp. 5.625% 2016	21,000	21,240
Société Générale 5.75% 2016[5]	2,500	2,564
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)[4,5]	17,749	18,108
ING Security Life Institutional Funding 2.70% 2007[5]	15,000	14,866
ING Security Life Institutional Funding 5.564% 2010[4,5]	4,000	4,010
PNC Funding Corp. 4.20% 2008	10,000	9,826
PNC Funding Corp. 5.125% 2010	9,000	8,992
Rouse Co. 3.625% 2009	5,000	4,750
Rouse Co. 7.20% 2012	9,446	9,779
Rouse Co. 5.375% 2013	4,000	3,754
Hartford Financial Services Group, Inc. 5.55% 2008	11,585	11,653
Hartford Financial Services Group, Inc. 5.25% 2011	6,250	6,265
Price REIT, Inc. 7.50% 2006	4,900	4,900
Kimco Realty Corp., Series C, 3.95% 2008	5,000	4,885
Kimco Realty Corp. 6.00% 2012	2,000	2,072
Kimco Realty Corp., Series C, 5.783% 2016	5,450	5,527
Genworth Financial, Inc. 4.75% 2009	13,795	13,694
Genworth Global Funding Trust, Series 2005-A, 5.55% 2010[4]	3,000	3,011
Berkshire Hathaway Finance Corp. 4.75% 2012	15,000	14,743
Principal Life Global Funding I 4.40% 2010[5]	10,000	9,691
Principal Life Income Fundings Trust, Series 2005-34, 5.20% 2010	4,000	4,007
Brandywine Operating Partnership, LP 5.75% 2012	13,000	13,146
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008	13,000	12,781
Zions Bancorporation 6.00% 2015	11,585	11,902
Union Bank of California, NA 5.95% 2016	10,000	10,345
Skandinaviska Enskilda Banken AB 4.958% (undated)[4,5]	10,400	9,788
Popular North America, Inc., Series E, 3.875% 2008	10,000	9,738
St. Paul Travelers Companies, Inc. 6.25% 2016	8,000	8,474
Goldman Sachs Group, Inc. 5.75% 2016	8,000	8,140
Lehman Brothers Holdings Inc., Series I, 5.493% 2009[4]	8,000	8,009
Boston Properties LP 6.25% 2013	6,500	6,772
BOI Capital Funding (No. 2) LP 5.571% (undated)[4,5]	6,000	5,868
Federal Realty Investment Trust 6.125% 2007	4,500	4,520
Federal Realty Investment Trust 8.75% 2009	1,000	1,094
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	5,000	4,959
New York Life Global Funding 4.625% 2010[5]	5,000	4,922
ZFS Finance Trust I 6.15% 2065[4,5]	4,500	4,530
Deutsche Bank Financial LLC 5.375% 2015	4,000	3,996
Independence Community Bank 3.75% 2014[4]	4,000	3,856
Assurant, Inc. 5.625% 2014	3,000	3,014
Downey Financial Corp. 6.50% 2014	2,840	2,859
Principal Financial Group, Inc. 6.05% 2036	2,000	2,072
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007[5]	2,000	2,002
		2,710,997

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 2.59%
U.S. Treasury 6.125% 2007	140,000	141,193
U.S. Treasury 3.625% 2009	100,000	97,500
U.S. Treasury 6.00% 2009	200,000	207,094
U.S. Treasury 6.50% 2010	56,000	59,224
U.S. Treasury 10.375% 2012	50,000	52,773
U.S. Treasury 12.00% 2013	64,000	71,950
U.S. Treasury 11.75% 2014	95,000	113,911
U.S. Treasury 12.50% 2014	40,000	48,138
U.S. Treasury 13.25% 2014	60,000	72,319
U.S. Treasury 9.25% 2016	50,000	67,336
U.S. Treasury Principal Strip 0% 2018	11,460	6,658
U.S. Treasury 6.50% 2026	34,250	41,635
U.S. Treasury Principal Strip 0% 2029	8,200	2,850
U.S. Treasury 5.375% 2031	84,000	91,206
Freddie Mac 5.125% 2008	75,000	75,271
Freddie Mac 5.75% 2009	75,000	76,447
Freddie Mac 6.625% 2009	75,000	78,463
Freddie Mac 4.125% 2010	35,000	34,142
Freddie Mac 7.00% 2010	20,000	21,313
Freddie Mac 5.50% 2011	50,000	51,377
Freddie Mac 5.875% 2011	100,000	103,348
Fannie Mae 6.34% 2007	20,000	20,203
Fannie Mae 7.125% 2007	50,000	50,316
Fannie Mae 7.125% 2010	40,000	42,976
Fannie Mae 7.25% 2010	30,000	32,086
Fannie Mae 5.25% 2012	100,000	100,765
Federal Home Loan Bank 3.375% 2007	93,295	91,730
Federal Home Loan Bank 5.625% 2016	49,375	50,997
Federal Agricultural Mortgage Corp. 4.25% 2008	45,000	44,461
Federal Agricultural Mortgage Corp. 4.875% 2011[5]	55,000	54,883
Federal Agricultural Mortgage Corp. 5.50% 2011[5]	10,000	10,174
		2,012,739

ASSET-BACKED OBLIGATIONS[6]— 1.83%
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009[5]	889	876
CPS Auto Receivables Trust, Series 2002-B, Class A-2, XLCA insured, 3.50% 2009[5]	1,411	1,399
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured, 3.52% 2009[5]	498	493
CPS Auto Receivables Trust, Series 2003-D, Class A-2, FSA insured, 3.56% 2010[5]	3,059	3,012
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 2010[5]	10,000	9,866
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[5]	13,715	13,488
CPS Auto Receivables Trust, Series 2004-D, Class A-2, XLCA insured, 3.86% 2011[5]	16,735	16,494
CPS Auto Receivables Trust, Series 2005-B, Class A-2, FSA insured, 4.36% 2012[5]	12,000	11,846
CPS Auto Receivables Trust, Series 2005-C, Class A-2, FSA insured, 4.79% 2012[5]	12,500	12,379
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 2012[5]	20,000	20,031
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 2012[5]	12,000	12,247
Drive Auto Receivables Trust, Series 2005-2, Class A-2, MBIA insured, 4.12% 2010[5]	14,525	14,420
Drive Auto Receivables Trust, Series 2004-1, Class A-4, MBIA insured, 4.14% 2010[5]	14,000	13,875
Drive Auto Receivables Trust, Series 2005-1, Class A-4, MBIA insured, 4.01% 2012	18,750	18,440
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[5]	30,000	30,028
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014	25,000	25,076
Triad Automobile Receivables Trust, Series 2006-C, Class A-2, AMBAC insured, 5.40% 2010	40,000	39,962
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	33,475	32,943
Triad Automobile Receivables Trust, Series 2006-C, Class A-4, AMBAC insured, 5.31% 2013	25,000	25,144
Bank of America Credit Card Trust, Series 2006-A10, Class A-10, 5.31% 2012[4]	67,200	67,200
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	11,104	10,932
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	28,800	28,874
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	20,095	20,192
Residential Funding Mortgage Securities II, Inc., Series 2005-HI1, Class A-5, FGIC insured, 5.45% 2034	16,000	15,743
Residential Funding Mortgage Securities II, Inc., Series 2005-HS1, Class A-1-5, FGIC insured, 4.91% 2035	27,500	26,641
Residential Funding Mortgage Securities II, Inc., Series 2005-HSA1, Class A-I-5, FGIC insured, 5.48% 2035	5,790	5,747
Residential Funding Mortgage Securities II, Inc., Series 2006-HSA2, Class A-I-5, FGIC insured, 5.63% 2036	5,000	4,996
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 2010	25,279	24,932
UPFC Auto Receivables Trust, Series 2005-A, Class A-3, AMBAC insured, 4.34% 2010	13,681	13,577
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	12,625	12,586
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 2021[5]	50,000	50,755
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 2011[5]	48,860	47,938
Advanta Business Card Master Trust, Series 2005-A1, Class A-1, 5.39% 2011[4]	17,000	16,987
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 5.45% 2013[4]	29,000	28,982
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFHE2, Class A-3, 5.54% 2036[4]	23,749	23,776
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class A-2D, 5.56% 2036[4]	17,545	17,582
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[5]	25,150	25,060
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[5]	15,000	14,947
AmeriCredit Automobile Receivables Trust, Series 2003-C-F, Class A-4, FSA insured, 3.48% 2010	13,026	12,930
AmeriCredit Automobile Receivables Trust, Series 2004-B-M, Class A-4, MBIA insured, 2.67% 2011	5,275	5,170
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	20,000	20,325
Consumer Credit Reference Index Securities Program Trust, Series 2002-1A, Class A, 7.387% 2007[4,5]	35,000	35,224
Discover Card Master Trust I, Series 2004-1, Class A, 5.35% 2010[4]	32,800	32,820
Drivetime Auto Owner Trust, Series 2004-A, Class A-3, XLCA insured, 2.419% 2008[5]	2,250	2,231
Drivetime Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 3.799% 2008[5]	1,686	1,684
Drivetime Auto Owner Trust, Series 2004-B, Class A-3, MBIA insured, 3.475% 2009[5]	9,374	9,304
Drivetime Auto Owner Trust, Series 2005-A, Class A-3, MBIA insured, 4.302% 2009[5]	18,579	18,448
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured, 3.69% 2011[5]	6,408	6,346
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 2013[5]	25,000	25,113
DT Auto Owner Trust, Series 2005-B, Class A-3, XLCA insured, 4.429% 2010[5]	31,488	31,207
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	8,500	8,333
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	22,000	21,730
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[5]	15,000	14,637
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[5]	15,000	14,898
First Investors Auto Owner Trust, Series 2003-A, Class A, MBIA insured, 2.58% 2011[5]	1,712	1,679
First Investors Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[5]	14,904	14,748
First Investors Auto Owner Trust, Series 2006-A, Class A-4, MBIA insured, 5.00% 2013[5]	11,060	11,050
BMW Vehicle Owner Trust, Series 2006-A, Class A-4, 5.07% 2011	25,000	25,058
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	23,700	23,885
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009	4,820	4,853
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-8, 7.15% 2009	16,190	16,682
Home Equity Asset Trust, Series 2004-7, Class M-2, 5.98% 2035[4]	20,000	20,201
Providian Master Note Trust, Series 2005-A1A, Class A, 5.38% 2012[4,5]	20,000	20,022
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-3, FGIC insured, 4.45% 2034	18,574	18,437
CWABS, Inc., Series 2004-10, Class 2-AV-2, 5.67% 2033[4]	2,440	2,440
CWABS, Inc., Series 2004-15, Class AF-6, 4.613% 2035	15,000	14,489
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 5.82% 2034[4]	16,717	16,783
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-3, 5.094% 2015	16,545	16,473
Residential Asset Securities Corp. Trust, Series 2004-KS10, Class A-I-2, 5.64% 2034[4]	7,005	7,012
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 5.55% 2035[4]	9,336	9,355
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027	15,975	16,085
World Financial Network Credit Card Master Note Trust, Series 2004-A, Class C, 6.32% 2013[4]	15,000	15,134
Irwin Home Equity, Series 2006-1, Class 2-A2, 5.39% 2035[5]	15,000	14,903
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[5]	14,981	14,846
Providian Gateway Master Trust, Series 2004-DA, Class A, 3.35% 2011[5]	15,000	14,742
MBNA Credit Card Master Note Trust, Series 2006-1, Class A, 4.90% 2011	12,500	12,490
Chase Auto Owner Trust, Series 2006-B, Class A-4, 5.11% 2014	12,000	12,049
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	7,721	8,070
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-2, 9.14% 2031	3,000	3,357
PSE&G Transition Funding II LLC, Series 2005-1, Class A-3, 4.49% 2015	10,250	9,880
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF-4, 5.028% 2035[4]	8,653	8,511
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A-4, 5.64% 2034[4]	7,608	7,617
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 5.72% 2034[4]	4,231	4,254
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 5.92% 2034[4]	2,915	2,922
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 5.62% 2019[4,5]	6,263	6,263
Popular ABS Mortgage Pass-Through Trust, Series 2004-5, Class AF-6, 4.747% 2034	5,800	5,621
USAA Auto Owner Trust, Series 2004-3, Class A-3, 3.16% 2009	5,271	5,231
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 5.92% 2013[4]	5,000	5,089
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023	4,999	5,010
Navistar Financial Owner Trust, Series 2004-A, Class B, 2.46% 2011	2,272	2,200
Long Beach Mortgage Loan Trust, Series 2000-1, Class AF-3, 7.434% 2031[4]	1,252	1,249
Capital One Prime Auto Receivables Trust, Series 2004-2, Class A-3, 3.06% 2008	1,107	1,106
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured, 3.03% 2010	656	649
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009	247	247
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007[5,7]	5,000	137
NPF XII, Inc., Series 2001-1A, Class A, 2.30% 2004[4,5,7]	3,000	82
ACE Securities Corp. Home Equity Loan Trust, Series 2003-NC1, Class A-2A, 5.74% 2033[4]	130	131
		1,420,908

CONSUMER DISCRETIONARY — 0.98%
Comcast Cable Communications, Inc. 6.875% 2009	18,000	18,724
Comcast Corp. 5.45% 2010	9,500	9,557
Tele-Communications, Inc. 7.875% 2013	10,000	11,199
Comcast Corp. 5.85% 2015	36,000	36,268
Viacom Inc. 5.75% 2011	13,500	13,530
Viacom Inc. 6.25% 2016	39,705	39,837
Viacom Inc. 6.875% 2036	10,000	10,101
Harrah’s Operating Co., Inc. 7.125% 2007	6,000	6,029
Harrah’s Operating Co., Inc. 5.50% 2010	4,325	4,157
Harrah’s Operating Co., Inc. 5.625% 2015	18,600	15,705
Harrah’s Operating Co., Inc. 6.50% 2016	39,000	34,385
Clear Channel Communications, Inc. 6.00% 2006	7,000	7,000
Clear Channel Communications, Inc. 6.625% 2008	8,245	8,339
Chancellor Media Corp. of Los Angeles 8.00% 2008	34,000	35,522
J.C. Penney Co., Inc. 8.00% 2010	27,750	29,826
J.C. Penney Co., Inc. 9.00% 2012	12,480	14,485
Pulte Homes, Inc. 4.875% 2009	15,000	14,782
Pulte Homes, Inc. 7.875% 2011	14,000	15,188
Pulte Homes, Inc. 8.125% 2011	7,500	8,157
Centex Corp. 4.55% 2010	2,000	1,927
Centex Corp. 7.875% 2011	2,000	2,168
Centex Corp. 5.70% 2014	10,000	9,861
Centex Corp. 5.25% 2015	12,000	11,366
Centex Corp. 6.50% 2016	10,000	10,267
DaimlerChrysler North America Holding Corp. 4.05% 2008	6,480	6,338
DaimlerChrysler North America Holding Corp. 4.75% 2008	6,520	6,460
DaimlerChrysler North America Holding Corp. 7.20% 2009	3,000	3,129
DaimlerChrysler North America Holding Corp. 8.00% 2010	17,500	18,856
Kohl’s Corp. 6.30% 2011	27,690	28,751
Kohl’s Corp. 7.375% 2011	2,800	3,023
Marriott International, Inc., Series F, 4.625% 2012	7,000	6,662
Marriott International, Inc., Series G, 5.81% 2015	21,323	21,065
AOL Time Warner Inc. 6.15% 2007	5,000	5,019
Time Warner Inc. 8.18% 2007	10,000	10,216
Time Warner Companies, Inc. 9.125% 2013	10,000	11,691
Viacom Inc. 5.625% 2007	25,000	25,021
Toll Brothers, Inc. 6.875% 2012	4,000	4,098
Toll Brothers, Inc. 5.15% 2015	22,500	20,485
Ryland Group, Inc. 5.375% 2012	12,000	11,508
Ryland Group, Inc. 5.375% 2015	12,000	11,127
Carnival Corp. 3.75% 2007	6,000	5,893
Carnival Corp. 6.15% 2008	15,725	15,865
Target Corp. 7.50% 2010	20,000	21,607
Gap, Inc. 9.55% 2008[4]	19,460	20,949
May Department Stores Co. 8.00% 2012	9,520	10,383
May Department Stores Co. 5.75% 2014	3,785	3,746
Federated Department Stores, Inc. 7.45% 2017	5,412	5,941
D.R. Horton, Inc. 6.00% 2011	16,500	16,547
D.R. Horton, Inc. 6.50% 2016	3,000	2,995
Hyatt Equities, LLC 6.875% 2007[5]	17,040	17,140
MDC Holdings, Inc. 7.00% 2012	2,000	2,067
MDC Holdings, Inc. 5.375% 2014	15,000	13,979
Thomson Corp. 6.20% 2012	14,000	14,484
News America Holdings Inc. 9.25% 2013	5,200	6,163
News America Inc. 5.30% 2014	5,000	4,939
News America Holdings Inc. 8.00% 2016	2,000	2,324
Lowe’s Companies, Inc., Series B, 6.70% 2007	5,455	5,509
Lowe’s Companies, Inc. 8.25% 2010	5,455	6,009
Walt Disney Co., Series B, 5.375% 2007	5,000	5,004
Walt Disney Co. 5.625% 2016	3,000	3,040
NVR, Inc. 5.00% 2010	8,000	7,806
Hilton Hotels Corp. 7.625% 2008	4,000	4,105
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007	1,500	1,517
Delphi Automotive Systems Corp. 6.50% 2009[7]	1,200	1,242
		761,083

TELECOMMUNICATION SERVICES — 0.93%
Sprint Capital Corp. 6.00% 2007	15,000	15,008
US Unwired Inc., Series B, 10.00% 2012	33,305	36,802
Nextel Communications, Inc., Series E, 6.875% 2013	47,300	48,382
Nextel Communications, Inc., Series D, 7.375% 2015	54,340	56,173
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006	108,200	108,180
AT&T Wireless Services, Inc. 7.50% 2007	33,575	33,920
AT&T Wireless Services, Inc. 7.875% 2011	61,700	67,708
SBC Communications Inc. 4.125% 2009	10,000	9,712
SBC Communications Inc. 6.25% 2011	35,000	36,288
SBC Communications Inc. 5.875% 2012	27,000	27,610
AT&T Inc. 6.80% 2036	15,000	16,223
Telecom Italia Capital SA 4.00% 2010	9,800	9,341
Telecom Italia Capital SA, Series B, 5.25% 2013	59,500	56,992
Telecom Italia Capital SA 4.95% 2014	19,900	18,488
PCCW-HKT Capital Ltd. 8.00% 2011[4,5]	22,450	24,745
PCCW-HKT Capital Ltd. 8.00% 2011	1,800	1,984
PCCW-HKT Capital No. 3 Ltd. 5.25% 2015[5]	9,900	9,415
Telefónica Emisiones, SAU 5.984% 2011	20,000	20,453
Telefónica Emisiones, SAU 7.045% 2036	14,500	15,663
Koninklijke KPN NV 8.00% 2010	23,750	25,775
Koninklijke KPN NV 8.375% 2030	4,600	5,362
Singapore Telecommunications Ltd. 6.375% 2011[5]	17,925	18,847
Singapore Telecommunications Ltd. 6.375% 2011	9,825	10,330
British Telecommunications PLC 8.375% 2010[4]	4,200	4,721
British Telecommunications PLC 8.875% 2030	11,400	15,490
Verizon Global Funding Corp. 4.90% 2015	14,250	13,624
Deutsche Telekom International Finance BV 8.00% 2010[4]	5,100	5,571
Deutsche Telekom International Finance BV 8.25% 2030[4]	6,000	7,475
		720,282

UTILITIES — 0.65%
Dominion Resources, Inc., Series G, 3.66% 2006	6,000	5,996
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007	6,000	5,998
Dominion Resources, Inc., Series B, 4.125% 2008	10,000	9,853
Dominion Resources, Inc., Series 2002-D, 5.125% 2009	18,561	18,469
Dominion Resources, Inc., Series 2000-A, 8.125% 2010	35,000	38,161
Dominion Resources, Inc., Series 2002-C, 5.70% 2012[4]	4,250	4,310
American Electric Power Co., Inc. 4.709% 2007[4]	12,500	12,432
Appalachian Power Co., Series J, 4.40% 2010	10,000	9,680
Ohio Power Co., Series J, 5.30% 2010	18,000	17,992
Appalachian Power Co., Series M, 5.55% 2011	10,000	10,064
Appalachian Power Co., Series I, 4.95% 2015	15,000	14,283
Indiana Michigan Power Co. 5.65% 2015	11,000	10,982
Scottish Power PLC 4.91% 2010	30,000	29,603
Scottish Power PLC 5.375% 2015	25,000	24,589
Commonwealth Edison Co., Series 99, 3.70% 2008	2,750	2,690
Exelon Corp. 4.45% 2010	15,000	14,588
Exelon Corp. 6.75% 2011	2,000	2,100
Exelon Generation Co., LLC 6.95% 2011	21,600	22,911
Exelon Corp. 4.90% 2015	5,000	4,736
Commonwealth Edison Co., First Mortgage Bonds, Series 104, 5.95% 2016	5,000	5,069
Ameren Corp. 4.263% 2007	2,500	2,484
Cilcorp Inc. 8.70% 2009	17,025	18,043
AmerenEnergy Generating Co., Series D, 8.35% 2010	5,000	5,478
Union Electric Co. 4.65% 2013	4,250	4,053
Cilcorp Inc. 9.375% 2029	5,000	5,347
Constellation Energy Group, Inc. 6.125% 2009	11,000	11,250
Constellation Energy Group, Inc. 7.00% 2012	15,000	16,139
Constellation Energy Group, Inc. 4.55% 2015	5,000	4,660
National Grid PLC 6.30% 2016	28,225	29,447
NiSource Finance Corp. 6.15% 2013	3,000	3,070
NiSource Finance Corp. 5.40% 2014	24,500	23,910
PSEG Power LLC 3.75% 2009	10,000	9,649
PSEG Power LLC 7.75% 2011	15,000	16,320
Centerpoint Energy Resources Corp., Series B, 7.875% 2013	18,000	20,125
Centerpoint Energy, Inc., Series B, 6.85% 2015	5,000	5,339
Duke Energy Corp., First and Refunding Mortgage Bonds, Series A, 3.75% 2008	10,000	9,811
Duke Capital Corp. 7.50% 2009	10,000	10,554
Alabama Power Co., Series Y, 2.80% 2006	5,000	4,990
Alabama Power Co., Series X, 3.125% 2008	1,800	1,745
Alabama Power Co., Series R, 4.70% 2010	1,750	1,719
Southern Power Co., Series B, 6.25% 2012	6,000	6,243
Alabama Power Co., Series Q, 5.50% 2017	4,000	4,038
Progress Energy Florida, Inc., First Mortgage Bonds, 4.80% 2013	5,000	4,871
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc., First Mortgage Bonds, 5.15% 2015	5,000	4,922
Southern California Gas Co., First Mortgage Bonds, Series II, 4.375% 2011	5,500	5,338
Public Service Co. of Colorado, First Collateral Trust Bonds, Series No. 12, 4.875% 2013	5,000	4,902
Oncor Electric Delivery Co. 6.375% 2012	3,725	3,870
MidAmerican Energy Co. 5.125% 2013	1,500	1,487
Pacific Gas and Electric Co., First Mortgage Bonds, 4.20% 2011	1,000	962
		505,272

HEALTH CARE — 0.59%
Cardinal Health, Inc. 6.25% 2008	13,155	13,324
Cardinal Health, Inc. 5.64% 2009[4,5]	12,500	12,509
Cardinal Health, Inc. 6.75% 2011	100,250	105,139
Cardinal Health, Inc. 5.85% 2017	10,000	10,044
Humana Inc. 6.45% 2016	40,875	42,606
Humana Inc. 6.30% 2018	16,335	16,570
Hospira, Inc. 4.95% 2009	48,950	48,136
Hospira, Inc. 5.90% 2014	3,000	2,977
Wyeth 4.375% 2008[4]	45,250	44,716
UnitedHealth Group Inc. 3.30% 2008	7,500	7,315
UnitedHealth Group Inc. 4.125% 2009	25,165	24,471
UnitedHealth Group Inc. 5.25% 2011	1,585	1,584
UnitedHealth Group Inc. 5.375% 2016	5,250	5,242
WellPoint, Inc. 5.00% 2011	37,000	36,646
Boston Scientific Corp. 6.00% 2011	21,360	21,594
Boston Scientific Corp. 6.40% 2016	10,325	10,506
Universal Health Services, Inc. 7.125% 2016	22,820	24,274
Aetna Inc. 5.75% 2011	12,500	12,734
Schering-Plough Corp. 5.55% 2013[4]	10,000	10,073
Amgen Inc. 4.00% 2009	10,000	9,711
		460,171

INDUSTRIALS — 0.53%
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[6]	11,664	11,905
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[6]	5,499	5,715
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[6]	11,159	11,333
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[6]	12,676	13,698
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[6]	14,029	15,336
General Electric Capital Corp., Series A, 5.00% 2007	47,500	47,415
General Electric Capital Corp. 4.25% 2008	10,000	9,895
General Electric Co. 4.50% PINES 2035	1,843	1,692
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012	10,000	10,444
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[6]	35,450	38,308
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[6]	39,770	40,192
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[6]	3,870	3,940
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[5,6]	42,106	43,686
Waste Management, Inc. 6.50% 2008	6,180	6,327
Waste Management, Inc. 7.375% 2010	20,000	21,443
Waste Management, Inc. 5.00% 2014	890	862
Caterpillar Financial Services Corp., Series F, 5.446% 2008[4]	3,500	3,507
Caterpillar Inc. 4.50% 2009	17,785	17,537
Caterpillar Financial Services Corp. 4.30% 2010	4,300	4,186
Caterpillar Inc. 6.05% 2036	500	526
Tyco International Group SA 6.125% 2008	$13,000	$ 13,192
Tyco International Group SA 6.125% 2009	7,000	7,124
Bombardier Inc. 6.30% 2014[5]	19,000	17,527
Raytheon Co. 4.85% 2011	16,000	15,764
Hutchison Whampoa International Ltd. 6.50% 2013[5]	11,800	12,381
Southwest Airlines Co., Series 2001-1, Class B, 6.126% 2006[6]	8,500	8,504
Southwest Airlines Co., Series 2001-1, Class A-2, 5.496% 2008[6]	1,400	1,401
John Deere Capital Corp. 3.90% 2008	3,000	2,953
John Deere Capital Corp. 4.875% 2009	6,000	5,969
American Standard Inc. 7.625% 2010	7,000	7,385
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[6]	1,648	1,649
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[6]	4,380	4,421
Northrop Grumman Systems Corp. 7.125% 2011	5,000	5,359
		411,576

ENERGY — 0.49%
Devon Financing Corp., ULC 6.875% 2011	75,500	80,559
Apache Corp. 6.25% 2012	55,000	57,481
Enterprise Products Operating LP 4.95% 2010	18,000	17,709
Enterprise Products Operating LP 7.50% 2011	5,000	5,363
Enterprise Products Partners LP 5.60% 2014	15,100	14,925
Enterprise Products Operating LP, Series B, 5.00% 2015	1,900	1,799
Enterprise Products Operating LP 6.875% 2033	10,000	10,553
Energy Transfer Partners, LP 5.65% 2012	14,385	14,425
Energy Transfer Partners, LP 5.95% 2015	30,615	30,939
Williams Companies, Inc. 7.125% 2011	10,000	10,375
Williams Companies, Inc. 8.125% 2012	16,300	17,563
Transcontinental Gas Pipe Line Corp., Series B, 8.875% 2012	8,000	9,020
Pemex Finance Ltd. 8.875% 2010[6]	12,427	13,380
Pemex Project Funding Master Trust 5.75% 2015[5]	21,000	20,764
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[5,6]	5,082	4,935
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[6]	801	778
Ras Laffan Liquefied Natural Gas II 5.298% 2020[5,6]	27,650	26,745
Sunoco, Inc. 6.75% 2011	7,500	7,915
Sunoco, Inc. 4.875% 2014	9,250	8,828
XTO Energy Inc. 5.65% 2016	15,000	14,940
Kinder Morgan Energy Partners LP 5.00% 2013	2,190	2,095
Kinder Morgan Energy Partners LP 5.125% 2014	7,810	7,468
		378,559

MATERIALS — 0.41%
International Paper Co. 4.00% 2010	10,915	10,509
International Paper Co. 6.75% 2011	10,000	10,656
International Paper Co. 5.85% 2012	21,585	22,204
International Paper Co. 5.50% 2014	16,000	15,848
Norske Skogindustrier ASA 7.625% 2011[5]	55,130	57,521
Lafarge 6.15% 2011	25,000	25,691
Lafarge 6.50% 2016	17,060	17,802
UPM-Kymmene Corp. 5.625% 2014[5]	41,490	40,547
Stora Enso Oyj 6.404% 2016[5]	34,000	34,897
Dow Chemical Co. 5.00% 2007	10,500	10,455
Dow Chemical Co. 5.75% 2008	10,500	10,625
Dow Chemical Co. 6.00% 2012	4,000	4,145
Packaging Corp. of America 4.375% 2008	14,000	13,756
Weyerhaeuser Co. 6.75% 2012	11,330	11,878
Teck Cominco Ltd. 5.375% 2015	11,000	10,765
Alcan Inc. 6.45% 2011	1,000	1,041
Alcan Inc. 5.20% 2014	8,000	7,820
Praxair, Inc. 2.75% 2008	6,350	6,119
Arbermarle Corp. 5.10% 2015	6,000	5,733
ICI Wilmington, Inc. 4.375% 2008	4,000	3,915
ICI Wilmington, Inc. 5.625% 2013	500	496
		322,423

NON-U.S. GOVERNMENT BONDS & NOTES — 0.15%
Russian Federation 5.00%/7.50% 2030[6,8]	62,600	70,269
United Mexican States Government Global 5.625% 2017	35,000	35,070
Corporación Andina de Fomento 6.875% 2012	10,000	10,665
		116,004

INFORMATION TECHNOLOGY — 0.15%
Electronic Data Systems Corp., Series B, 6.50% 2013[4]	54,980	55,969
Sabre Holdings Corp. 6.35% 2016	22,650	22,561
Motorola, Inc. 4.608% 2007	12,500	12,419
Motorola, Inc. 7.625% 2010	1,590	1,727
Cisco Systems, Inc. 5.25% 2011	14,000	14,098
Jabil Circuit, Inc. 5.875% 2010	7,975	8,021
		114,795

CONSUMER STAPLES — 0.12%
Wal-Mart Stores, Inc. 6.875% 2009	13,650	14,292
Wal-Mart Stores, Inc., Series 1994-A2, 8.85% 2015	18,000	21,173
Tyson Foods, Inc. 6.85% 2016[4]	20,000	20,673
Diageo Capital PLC 4.375% 2010	12,000	11,689
Diageo Finance BV 5.30% 2015	2,300	2,267
CVS Corp. 4.00% 2009	1,940	1,876
CVS Corp. 6.117% 2013[5,6]	10,989	11,137
Kellogg Co. 6.60% 2011	5,250	5,542
Kellogg Co. 7.45% 2031	500	608
Cadbury Schweppes US Finance LLC 5.125% 2013[5]	5,500	5,351
Kraft Foods Inc. 4.625% 2006	1,000	1,000
Nabisco, Inc. 7.05% 2007	1,000	1,008
		96,616

MUNICIPALS — 0.06%
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
Series 2003-A-1, 6.25% 2033	15,580	17,277
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	13,990	15,126
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	9,842	9,847
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	5,211	5,210
		47,460

Total bonds & notes (cost: $14,979,536,000)		14,980,855

Short-term securities — 12.48%	Principal amount (000)	Market value (000)

Federal Home Loan Bank 5.07%-5.25% due 11/1/2006-1/24/2007	$1,057,397	$1,053,492
Freddie Mac 5.08%-5.23% due 11/14/2006-4/3/2007	887,780	880,547
Fannie Mae 5.07%-5.18% due 11/8/2006-3/21/2007	513,360	509,446
Bank of America Corp. 5.22%-5.275% due 11/20/2006-1/31/2007	421,000	418,261
Ranger Funding Co. LLC 5.25%-5.32% due 11/2-12/12/2006[5]	61,000	60,834
Wal-Mart Stores Inc. 5.20%-5.23% due 11/7-12/19/2006[5]	459,400	457,199
U.S. Treasury Bills 4.805%-4.966% due 11/9-12/21/2006	432,900	431,180
CAFCO, LLC 5.23%-5.26% due 12/12/2006-1/18/2007[5]	200,000	198,291
Ciesco LLC 5.25%-5.26% due 11/6-12/7/2006[5]	195,415	194,766
Citigroup Funding Inc. 5.25%-5.27% due 11/16/2006	32,000	31,929
Federal Farm Credit Banks 5.05%-5.14% due 11/3-12/27/2006	409,800	408,027
Variable Funding Capital Corp. 5.22%-5.25% due 11/6/2006-1/5/2007[5]	391,600	389,839
Jupiter Securitization Co., LLC 5.24%-5.25% due 11/8-12/1/2006[5]	159,193	158,533
Preferred Receivables Funding Corp. 5.26% due 11/15/2006[5]	80,000	79,831
Park Avenue Receivables Co., LLC 5.24%-5.26% due 11/3-12/5/2006[5]	151,500	151,060
Clipper Receivables Co., LLC 5.25%-5.28% due 11/3-12/4/2006[5]	257,000	256,496
State Street Corp. 5.23%-5.24% due 11/27-12/5/2006	105,000	104,495
General Electric Co. 5.23%-5.24% due 12/20-12/28/2006	140,000	138,921
Edison Asset Securitization LLC 5.23%-5.24% due 12/22/2006-1/12/2007[5]	135,000	133,689
General Electric Capital Services, Inc. 5.23%-5.25% due 11/2-12/6/2006	80,000	79,730
International Lease Finance Corp. 5.225%-5.235% due 11/1-12/18/2006	189,500	188,951
American General Finance Corp. 5.225% due 12/13/2006	50,000	49,701
AIG Funding Inc. 5.22%-5.24% due 11/1-12/21/2006	110,000	109,634
Gannett Co. 5.18%-5.20% due 11/2-11/22/2006[5]	236,700	236,186
International Bank for Reconstruction and Development 5.06%-5.13% due 11/13-11/29/2006	217,200	216,701
HSBC Finance Corp. 5.20%-5.23% due 11/10-12/12/2006	200,000	199,092
HSBC Finance Corp. 5.25% due 12/1/2006[9]	15,000	14,934
UnionBanCal Commercial Funding Corp. 5.24% due 11/10-11/20/2006	111,600	111,350
Union Bank of California, N.A. 5.27% due 11/28-12/11/2006	93,200	93,200
Tennessee Valley Authority 5.06%-5.135% due 11/9-12/21/2006	193,500	192,443
Procter & Gamble Co. 5.21% due 12/1-12/11/2006[5]	182,000	181,057
Three Pillars Funding, LLC 5.26%-5.27% due 11/17-12/19/2006[5]	176,282	175,481
E.I. duPont de Nemours and Co. 5.19%-5.20% due 11/17-11/28/2006[5]	165,000	164,373
Private Export Funding Corp. 5.18%-5.34% due 11/1/2006-2/7/2007[5]	151,300	149,949
FCAR Owner Trust I 5.25%-5.28% due 11/16-12/15/2006	147,500	146,784
CIT Group, Inc. 5.25% due 1/8-2/5/2007[5]	114,800	113,412
CIT Group, Inc. 5.25% due 1/23/2007	20,000	19,757
Coco-Cola Co. 5.19%-5.20% due 11/2-12/8/2006[5]	130,000	129,569
IBM Capital Inc. 5.205%-5.21% due 12/6/2006[5]	65,800	65,476
IBM Corp. 5.16% due 12/4/2006[5]	50,000	49,756
American Express Credit Corp. 5.23% due 11/28-12/13/2006	70,000	69,660
American Express Credit Corp. 5.24%-5.25% due 12/4/2006[9]	30,000	29,852
3M Co. 5.19%-5.21% due 11/27-12/18/2006	100,000	99,413
Kimberly-Clark Worldwide Inc. 5.19%-5.195% due 11/27-12/4/2006[5]	95,500	95,089
Abbott Laboratories 5.18% due 11/7/2006[5]	75,275	75,199
Illinois Tool Works Inc. 5.21%-5.22% due 11/14-12/14/2006	71,000	70,713
NetJets Inc. 5.18%-5.20% due 11/9-11/16/2006[5]	65,000	64,887
Hershey Co. 5.19% due 11/13-12/8/2006[5]	55,000	54,807
Wells Fargo Bank, N.A. 5.27% due 11/3/2006	50,000	50,000
Emerson Electric Co. 5.18% due 11/14/2006[5]	50,000	49,899
Colgate-Palmolive Co. 5.19% due 11/7/2006[5]	43,100	43,056
Triple-A One Funding Corp. 5.25% due 11/9/2006[5]	30,730	30,690
Becton, Dickinson and Co. 5.21% due 11/6/2006	25,000	24,978
McCormick & Co., Inc. 5.20% due 11/7/2006[5]	25,000	24,975
Bank of New York Co., Inc. 5.21% due 11/10/2006	25,000	24,964
Eli Lilly and Co. 5.17% due 11/13/2006[5]	25,000	24,953
USAA Capital Corp. 5.23% due 11/15/2006	25,000	24,948
Target Corp. 5.20% due 11/20/2006	25,000	24,928
Chevron Funding Corp. 5.22% due 11/27/2006	25,000	24,902
Medtronic Inc. 5.19% due 12/15/2006[5]	21,700	21,559
Wm. Wrigley Jr. Co. 5.21% due 12/5/2006[5]	15,000	14,924
Caterpillar Financial Services Corp. 5.19% due 11/14/2006	9,800	9,780

Total short-term securities (cost: $9,698,380,000)		9,698,548

Total investment securities (cost: $63,634,083,000)		77,822,430
Other assets less liabilities		(114,307)

Net assets		$77,708,123

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Represents an affiliated company as defined under the Investment Company Act of 1940.
2 Valued under fair value procedures adopted by authority of the board of directors. None at 10/31/06.
3 Security did not produce income during the last 12 months.
4 Coupon rate may change periodically.
5 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $5,953,872,000, which represented 7.66% of the net assets of the fund.
6 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7 Scheduled interest and/or principal payment was not received.
8 Step bond; coupon rate will increase at a later date.
9 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-912-1206-S6880

Summary investment portfolio,	October 31, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]

Industry sector diversification
Financials	19.09%
Utilities	9.77
Telecommunication services	7.64
Consumer staples	5.64
Industrials	5.41
Convertible securities & preferred stocks	0.85
Bonds & notes	19.28
Other industries	19.99
Short-term securities & other assets less liabilities	12.33

[end pie chart]

Common stocks - 67.54%	Shares	Market value (000)	Percent of net assets

Financials - 19.09%
Fannie Mae	12,900,000	$764,454.98
Société Générale	4,398,870	730,807.94
HSBC Holdings PLC (Hong Kong)	23,870,097	450,397
HSBC Holdings PLC (United Kingdom)	14,158,402	268,381.93
Citigroup Inc.	14,170,000	710,767.92
Bank of America Corp.	11,867,340	639,294.82
BNP Paribas	5,320,270	584,843.75
Banco Santander Central Hispano, SA	33,432,614	578,470.75
Freddie Mac	7,900,000	545,021.70
Washington Mutual, Inc.	12,000,000	507,600.65
ING Groep NV	9,866,216	436,974.56
National City Corp.	11,619,800	432,838.56
Other securities		8,183,729	10.53
		14,833,575	19.09

Utilities - 9.77%
E.ON AG	10,460,000	1,254,614	1.61
Exelon Corp.	13,485,000	835,800	1.08
National Grid PLC	61,137,551	781,148	1.00
Veolia Environnement	12,546,100	767,944
			.99
Gas Natural SDG, SA	10,120,000	401,856.52
Other securities		3,549,970	4.57
		7,591,332	9.77

Telecommunication services - 7.64%
BellSouth Corp.	26,003,000	1,172,735	1.51
AT&T Inc.	33,519,452	1,148,041	1.48
Koninklijke KPN NV	58,237,900	778,042	1.00
Verizon Communications Inc.	19,410,000	718,170.92
Chunghwa Telecom Co., Ltd. (ADR)	11,590,952	211,999
Chunghwa Telecom Co., Ltd.	79,914,960	136,997.45
Other securities		1,771,099	2.28
		5,937,083	7.64

Consumer staples - 5.64%
Altria Group, Inc.	13,575,500	1,104,095	1.42
UST Inc.	8,178,000	438,014.56
Nestlé SA	1,150,000	393,139.51
Other securities		2,447,246	3.15
		4,382,494	5.64

Industrials - 5.41%
General Electric Co.	21,075,000	739,943.95
Other securities		3,467,492	4.46

		4,207,435	5.41
Energy - 4.54%
Royal Dutch Shell PLC, Class A (ADR)	6,828,000	475,365
Royal Dutch Shell PLC, Class B	6,997,187	250,593
Royal Dutch Shell PLC, Class B (ADR)	1,866,228	134,368
Royal Dutch Shell PLC, Class A	3,055,000	105,836	1.24
Husky Energy Inc.	8,065,000	513,678.66
Chevron Corp.	5,640,000	379,008.49
Other securities		1,667,629	2.15
		3,526,477	4.54

Consumer discretionary - 3.86%
Renault SA	3,496,000	408,841.53
Greek Organization of Football Prognostics SA	10,207,040	364,417.47

Other securities		2,224,769	2.86
		2,998,027	3.86

Materials - 3.22%
Bayer AG	7,267,000	365,808.47
China Steel Corp.	402,931,115	356,276.46
Other securities		1,780,765	2.29
		2,502,849	3.22

Health care - 2.94%
Merck & Co., Inc.	15,319,600	695,816.90
Bristol-Myers Squibb Co.	19,000,000	470,250.61
Abbott Laboratories	8,098,700	384,769.49
Other securities		733,909.94
		2,284,744	2.94

Information technology - 0.98%
Microsoft Corp.	15,185,000	435,961.56
Other securities		327,229.42
		763,190.98

Miscellaneous - 4.45%
Other common stocks in initial period of acquisition		3,460,109	4.45

Total common stocks (cost: $38,338,196,000)		52,487,315	67.54

Preferred stocks - 0.38%	Shares	Market value (000)	Percent of net assets

Financials - 0.38%
Fannie Mae, Series E, 5.10%	550,000	$25,450
Fannie Mae, Series L, 5.125%	273,350	12,547.05
Bank of America Corp., Series E, 0% preferred depositary shares (1)	1,000,000	25,050.03
HSBC Holdings PLC 4.61% (undated) (2)(3)	8,000,000	7,500.01
Other securities		221,655.29
		292,202.38

Total preferred stocks (cost: $286,139,000)		292,202.38

Convertible securities - 0.47%	Shares	Market value (000)	Percent of net assets

Financials - 0.12%
Fannie Mae 5.375% convertible preferred	965	$93,967.12

Other - 0.35%
Other securities		269,543.35

Total convertible securities (cost: $331,832,000)		363,510.47

Bonds & notes - 19.28%	Principal amount (000)	Market value (000)	Percent of net assets

Mortgage-backed obligations (4) - 6.31%
Fannie Mae 0%-11.00% 2012-2041 (2)	$784,783	$777,287	1.00
Freddie Mac 6.00% 2036	351,505	353,934.46
Freddie Mac 0%-7.50% 2015-2036 (2)	422,697	402,496.52
Other securities		3,368,253	4.33
		4,901,970	6.31

Financials - 3.49%
Bank of America Corp. 3.875%-5.25% 2008-2012	44,400	43,960
MBNA Corp. 5.625% 2007	26,000	26,086
MBNA America Bank, National Assn. 5.375% 2008	15,500	15,509
BankAmerica Corp. 5.875%-7.125% 2009-2011	9,250	9,528
BankBoston NA 7.00% 2007	7,500	7,576.13
Household Finance Corp. 4.125%-6.40% 2007-2008	77,000	78,041
HSBC Bank USA 4.625% 2014 (3)	16,000	15,362
HSBC Finance Corp. 5.00% 2015	4,535	4,412.13
Citigroup Inc. 4.125%-5.125% 2010-2014	31,000	30,459
Commercial Credit Co. 6.625% 2006	1,975	1,976.04
Other securities		2,478,088	3.19
		2,710,997	3.49

U.S. government & government agency bonds & notes - 2.59%
U.S. Treasury 0%-13.25% 2007-2031	992,910	1,073,787	1.38
Freddie Mac 4.125%-7.00% 2008-2011	430,000	440,361.57
Fannie Mae 5.25%-7.25% 2007-2012	240,000	246,346.32
Federal Home Loan Bank 3.375%-5.625% 2007-2016	142,670	142,727.18
Other securities		109,518.14
		2,012,739	2.59

Asset-backed obligations - 1.83%
Other securities		1,420,908	1.83

Telecommunication services - 0.93%
SBC Communications Inc. 4.125%-6.25% 2009-2012	72,000	73,610
AT&T Inc. 6.80% 2036	15,000	16,223.12
Koninklijke KPN NV 8.00%-8.375% 2010-2030	28,350	31,137.04
Other securities		599,312.77
		720,282.93

Utilities - 0.65%
Exelon Corp. 4.45%-6.75% 2010-2015	22,000	21,424
Exelon Generation Co., LLC 6.95% 2011	21,600	22,911
Commonwealth Edison Co. 3.70%-5.95% 2008-2016	7,750	7,759.07
National Grid PLC 6.30% 2016	28,225	29,447.04
Other securities		423,731.54
		505,272.65

Industrials - 0.53%
General Electric Capital Corp. 4.25%-5.00% 2007-2008	57,500	57,310
General Electric Co. 4.50% PINES 2035	1,843	1,692.08
Other securities		352,574.45
		411,576.53

Other - 2.95%
Other securities		2,297,111	2.95

Total bonds & notes (cost: $14,979,536,000)		14,980,855	19.28

Short-term securities - 12.48%	Principal amount (000)	Market value (000)	Percent of net assets

Federal Home Loan Bank 5.07%-5.25% due 11/1/2006-1/24/2007	$1,057,397	$1,053,492	1.36
Freddie Mac 5.08%-5.23% due 11/14/2006-4/3/2007	887,780	880,547	1.13
Fannie Mae 5.07%-5.18% due 11/8/2006-3/21/2007	513,360	509,446.66
Bank of America Corp. 5.22%-5.275% due 11/20/2006-1/31/2007	421,000	418,261
Ranger Funding Co. LLC 5.25%-5.32% due 11/2-12/12/2006 (3)	61,000	60,834.62
Wal-Mart Stores Inc. 5.20%-5.23% due 11/7-12/19/2006 (3)	459,400	457,199.59
U.S. Treasury Bills 4.805%-4.966% due 11/9-12/21/2006	432,900	431,180.55
CAFCO, LLC 5.23%-5.26% due 12/12/2006-1/18/2007 (3)	200,000	198,291
Ciesco LLC 5.25%-5.26% due 11/6-12/7/2006 (3)	195,415	194,766
Citigroup Funding Inc. 5.25%-5.27% due 11/16/2006	32,000	31,929.55
Federal Farm Credit Banks 5.05%-5.14% due 11/3-12/27/2006	409,800	408,027.52
Variable Funding Capital Corp. 5.22%-5.25% due 11/6/2006-1/5/2007 (3)	391,600	389,839.50
Jupiter Securitization Co., LLC 5.24%-5.25% due 11/8-12/1/2006 (3)	159,193	158,533
Park Avenue Receivables Co., LLC 5.24%-5.26% due 11/3-12/5/2006 (3)	151,500	151,060
Preferred Receivables Funding Corp. 5.26% due 11/15/2006 (3)	80,000	79,831.50
Clipper Receivables Co., LLC 5.25%-5.28% due 11/3-12/4/2006 (3)	257,000	256,496
State Street Corp. 5.23%-5.24% due 11/27-12/5/2006	105,000	104,495.46
General Electric Co. 5.23%-5.24% due 12/20-12/28/2006	140,000	138,921
Edison Asset Securitization LLC 5.23%-5.24% due 12/22/2006-1/12/2007 (3)	135,000	133,689
General Electric Capital Services, Inc. 5.23%-5.25% due 11/2-12/6/2006	80,000	79,730.45
International Lease Finance Corp. 5.225%-5.235% due 11/1-12/18/2006	189,500	188,951
AIG Funding Inc. 5.22%-5.24% due 11/1-12/21/2006	110,000	109,634
American General Finance Corp. 5.225% due 12/13/2006	50,000	49,701.45
HSBC Finance Corp. 5.20%-5.25% due 11/10-12/12/2006 (5)	215,000	214,026.28
Other securities		2,999,670	3.86

Total short-term securities (cost: $9,698,380,000)		9,698,548	12.48

Total investment securities (cost: $63,634,083,000)		77,822,430	100.15
Other assets less liabilities		(114,307)	(0.15)

Net assets		$77,708,123	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Some of the fund's affiliated holdings listed below are also among the fund's largest holdings and are shown in the preceding summary investment portfolio. Affiliated companies not among the fund's largest holdings are included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended October 31, 2006, appear below:

Company	Beginning shares or principal amount	Purchases	Sales	Ending shares or principal amount	Dividend and interest income (000)	Market value of affiliates at 10/31/06 (000)

UST Inc.	6,575,000	1,603,000	-	8,178,000	$17,345	$438,014
iStar Financial, Inc.	7,065,500	-	-	7,065,500	14,258	327,345
iStar Financial, Inc. 5.375% 2010	$25,675,000	-	-	$25,675,000	1,393	25,576
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred	400,000	-	-	400,000	780	10,432
iStar Financial, Inc., Series B, 5.125% 2011	$10,000,000	-	-	$10,000,000	501	9,836
iStar Financial, Inc. 5.80% 2011	-	7,600,000	-	$7,600,000	388	7,665
iStar Financial, Inc., Series B, 4.875% 2009	$2,000,000	-	-	$2,000,000	99	1,976
Macquarie Infrastructure Group	-	139,581,612	-	139,581,612	13,305	365,257
Macquarie Airports	59,516,626	47,846,479	-	107,363,105	10,836	266,817
SBM Offshore NV	2,083,797	6,251,391	-	8,335,188	5,180	246,642
GS Engineering & Construction Co. Ltd.	2,550,000	-	-	2,550,000	2,943	198,445
CapitaMall Trust Management Ltd.	89,200,470	11,428,000	-	100,628,470	5,250	167,155
Macquarie Communications Infrastructure Group	-	25,667,933	-	25,667,933	4,026	121,617
SP AusNet	-	107,253,698	-	107,253,698	2,340	107,947
CapitaCommercial Trust Management Ltd.	58,257,000	19,625,700	-	77,882,700	2,689	107,893
Taiwan Fertilizer Co., Ltd.	49,000,000	14,700,000	-	63,700,000	3,427	103,453
Ascendas Real Estate Investment Trust	70,189,600	1,953,000	-	72,142,600	4,828	100,404
Fisher & Paykel Healthcare Corp. Ltd.	33,061,000	150,000	-	33,211,000	2,685	93,038
Suntec Real Estate Investment Trust	64,221,000	28,023,000	-	92,244,000	3,107	91,700
PaperlinX Ltd.	28,987,000	-	6,440,000	22,547,000	1,641	71,918
Sydney Roads Group	-	60,682,071	-	60,682,071		53,557
Macquarie International Infrastructure Fund Ltd.	52,959,000	30,211,000	-	83,170,000	3,670	52,008
Fortune Real Estate Investment Trust	51,199,500	1,063,000	-	52,262,500	2,316	39,297
Fong's Industries Co. Ltd.	36,590,000	-	-	36,590,000	1,083	24,879
Allco Commercial REIT	-	32,100,000	-	32,100,000	290	19,764
Prosperity REIT	-	81,325,000	-	81,325,000	812	18,815
Arthur J. Gallagher & Co.(6)	5,069,200	-	4,519,200	550,000	5,086	-
Mapletree Logistics Trust (6)	35,510,000	17,221,000	26,001,000	26,730,000	1,037	-
Transurban Group (6)	16,230,502	-	9,973,950	6,256,552	-	-

					$111,315	$3,071,450

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Coupon rate may change periodically.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $5,953,872,000, which represented 7.66% of the net assets of the fund.

(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Unaffiliated issuer at 10/31/2006.

ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at October 31, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $61,520,115)		$74,750,980
Affiliated issuers (cost: $2,113,968)		3,071,450	$77,822,430
Cash denominated in non-U.S. currencies
(cost: $7,893)			7,816
Cash			17,735
Receivables for:
Sales of investments		83,685
Sales of fund's shares		250,486
Dividends and interest		248,533	582,704
			78,430,685
Liabilities:
Payables for:
Purchases of investments		345,420
Repurchases of fund's shares		49,890
Dividends on fund's shares		269,065
Investment advisory services		12,616
Services provided by affiliates		38,783
Deferred directors' compensation		1,118
Other fees and expenses		5,670	722,562
Net assets at October 31, 2006			$77,708,123

Net assets consist of:
Capital paid in on shares of capital stock			$62,010,243
Undistributed net investment income			436,907
Undistributed net realized gain			1,077,328
Net unrealized appreciation			14,183,645
Net assets at October 31, 2006			$77,708,123

Total authorized capital stock - 2,000,000 shares, $.01 par value (1,297,110 total shares outstanding)
	Net Assets	Shares outstanding	Net asset value per share*

Class A	$58,439,506	975,476	$59.91
Class B	4,413,039	73,663	59.91
Class C	8,615,984	143,819	59.91
Class F	3,493,864	58,320	59.91
Class 529-A	760,012	12,686	59.91
Class 529-B	122,534	2,045	59.91
Class 529-C	305,897	5,106	59.91
Class 529-E	40,055	669	59.91
Class 529-F	13,583	227	59.91
Class R-1	68,914	1,150	59.91
Class R-2	394,864	6,591	59.91
Class R-3	453,802	7,575	59.91
Class R-4	119,520	1,995	59.91
Class R-5	466,549	7,788	59.91
* Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $63.56 each.

See Notes to Financial Statements

Statement of operations
for the year ended October 31, 2006
Investment income:
Income:			(dollars in thousands )
Dividends (net of non-U.S. tax of $119,402; also includes
$108,934 from affiliates)		$1,814,740
Interest (includes $2,381 from affiliates)		1,026,033	$2,840,773

Fees and expenses*:
Investment advisory services		164,654
Distribution services		235,846
Transfer agent services		37,461
Administrative services		15,929
Reports to shareholders		3,068
Registration statement and prospectus		3,457
Postage, stationery and supplies		3,064
Directors' compensation		588
Auditing and legal		212
Custodian		8,001
State and local taxes		443
Other		194
Total fees and expenses before reimbursements/waivers		472,917
Less reimbursements/waivers of fees and expenses:
Investment advisory services		16,480
Administrative services		326
Total fees and expenses after reimbursements/waivers			456,111
Net investment income			2,384,662

Net realized gain and unrealized
appreciation on investments and non-U.S. currency:
Net realized gain on:
Investments (including $10,654 net gain from affiliates)		1,602,655
Non-U.S. currency transactions		1,919	1,604,574
Net unrealized appreciation on:
Investments		7,905,435
Non-U.S. currency translations		245	7,905,680
Net realized gain and unrealized appreciation
on investments and non-U.S. currency			9,510,254
Net increase in net assets resulting
from operations			$11,894,916

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets			(dollars in thousands )

		Year ended October 31
		2006	2005
Operations:
Net investment income		$2,384,662	$1,724,849
Net realized gain on investments and
non-U.S. currency transactions		1,604,574	799,961
Net unrealized appreciation
on investments and non-U.S. currency translations		7,905,680	1,043,786
Net increase in net assets
resulting from operations		11,894,916	3,568,596

Dividends and distributions paid or accrued to
shareholders:
Dividends from net investment income and non-U.S. currency gain		(2,412,497)	(1,578,505)
Distributions from net realized gain
on investments		(740,369)	(675,038)
Total dividends and distributions paid or accrued
to shareholders		(3,152,866)	(2,253,543)

Capital share transactions		13,615,480	17,572,318

Total increase in net assets		22,357,530	18,887,371

Net assets:
Beginning of year		55,350,593	36,463,222
End of year (including undistributed net investment
income: $436,907 and $317,444, respectively)		$77,708,123	$55,350,593

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend - with higher income distributions every quarter to the extent possible - together with a current yield exceeding that of U.S. stocks generally.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations -Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders -Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Mortgage dollar rolls - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of October 31, 2006, non-U.S. taxes provided on unrealized gains were $4,585,000.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as unrealized appreciation of certain investments in non-U.S. securities and amortization of premiums or discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2006, the fund reclassified $147,420,000 from undistributed net realized gains to undistributed net investment income and $122,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2006, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

Undistributed ordinary income	$1,101,511
Undistributed long-term capital gain	1,090,666
Gross unrealized appreciation on investment securities	14,099,565
Gross unrealized depreciation on investment securities	<318,977>
Net unrealized appreciation on investment securities	13,780,588
Cost of investment securities	64,041,842

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended October 31, 2006			Year ended October 31, 2005
Share class	Ordinary income	Long-term capital gains	Total distributions paid or accrued	Ordinary income	Long-term capital gains	Total distributions paid or accrued

Class A	$1,907,778	$565,399	$2,473,177	1,269,069	524,577	$1,793,646
Class B	118,215	44,775	162,990	81,617	45,419	127,036
Class C	211,780	78,754	290,534	127,857	65,805	193,662
Class F	99,428	28,534	127,962	58,914	22,306	81,220
Class 529-A	22,604	6,326	28,930	12,159	4,587	16,746
Class 529-B	2,995	1,128	4,123	1,802	1,013	2,815
Class 529-C	7,190	2,616	9,806	3,993	2,113	6,106
Class 529-E	1,123	343	1,466	632	274	906
Class 529-F	386	93	479	157	52	209
Class R-1	1,459	493	1,952	582	222	804
Class R-2	9,250	3,281	12,531	4,972	2,421	7,393
Class R-3	11,998	3,731	15,729	6,057	2,337	8,394
Class R-4	3,357	966	4,323	1,588	353	1,941
Class R-5	14,934	3,930	18,864	9,106	3,559	12,665
Total	$2,412,497	$740,369	$3,152,866	$1,578,505	$675,038	$2,253,543

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.117% on such assets in excess of $55 billion. The board of directors approved an amended agreement effective November 1, 2006, continuing the series of rates to include additional annual rates of 0.114% on daily net assets in excess of $71 billion but not exceeding $89 billion; and 0.112% on such assets in excess of $89 billion. During the year ended October 31, 2006, CRMC reduced investment advisory service rates to those provided by the amended agreement. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $100,000,000 of the fund's monthly gross income and decreasing to 2.50% on such income in excess of $100,000,000. CRMC is currently waiving 10% of investment advisory services fees. During the year ended October 31, 2006, total investment advisory services fees waived by CRMC were $16,480,000. As a result, the fee shown on the accompanying financial statements of $164,654,000, which was equivalent to an annualized rate of 0.254%, was reduced to $148,174,000, or 0.228% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of October 31, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described on the following page.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended October 31, 2006, the total administrative services fees paid by CRMC were $818 and $325,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended October 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$111,629	$34,302	Not applicable	Not applicable	Not applicable
Class B	38,228	3,159	Not applicable	Not applicable	Not applicable
Class C	69,974	Included in administrative services	$7,636	$1,128	Not applicable
Class F	6,551		2,061	352	Not applicable
Class 529-A	1,064		406	68	$598
Class 529-B	1,013		69	36	101
Class 529-C	2,432		165	64	244
Class 529-E	162		22	4	33
Class 529-F	-		7	1	10
Class R-1	492		58	21	Not applicable
Class R-2	2,334		459	1,157	Not applicable
Class R-3	1,745		477	239	Not applicable
Class R-4	222		127	9	Not applicable
Class R-5	Not applicable		369	8	Not applicable
Total	$235,846	$37,461	$11,856	$3,087	$986

Deferred directors’compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $588,000, shown on the accompanying financial statements, includes $451,000 in current fees (either paid in cash or deferred) and a net increase of $137,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended October 31, 2006
Class A	$12,051,851	216,172	$2,227,691	40,899	$(4,774,295)	(86,126)	$9,505,247	170,945
Class B	745,843	13,369	147,793	2,721	(363,419)	(6,539)	530,217	9,551
Class C	2,360,565	42,203	255,760	4,707	(813,512)	(14,674)	1,802,813	32,236
Class F	1,325,582	23,593	100,515	1,844	(432,593)	(7,826)	993,504	17,611
Class 529-A	230,263	4,143	27,938	512	(37,240)	(671)	220,961	3,984
Class 529-B	26,559	478	4,035	74	(4,859)	(88)	25,735	464
Class 529-C	92,893	1,669	9,534	175	(21,396)	(385)	81,031	1,459
Class 529-E	11,986	217	1,420	26	(2,834)	(51)	10,572	192
Class 529-F	6,492	117	450	8	(1,074)	(19)	5,868	106
Class R-1	36,332	653	1,821	33	(9,694)	(177)	28,459	509
Class R-2	170,976	3,073	12,055	222	(71,208)	(1,282)	111,823	2,013
Class R-3	204,823	3,681	15,117	277	(81,900)	(1,481)	138,040	2,477
Class R-4	67,367	1,212	4,132	76	(34,482)	(625)	37,017	663
Class R-5	141,763	2,547	14,781	271	(32,351)	(582)	124,193	2,236

Total net increase (decrease)	$17,473,295	313,127	$2,823,042	51,845	$(6,680,857)	(120,526)	$13,615,480	244,446

Year ended October 31, 2005
Class A	$14,031,892	266,731	$1,602,608	30,537	$(2,814,883)	(53,447)	$12,819,617	243,821
Class B	910,319	17,321	115,182	2,198	(213,844)	(4,062)	811,657	15,457
Class C	2,549,781	48,482	167,793	3,200	(452,488)	(8,592)	2,265,086	43,090
Class F	1,145,278	21,767	62,859	1,197	(270,418)	(5,128)	937,719	17,836
Class 529-A	205,690	3,908	15,977	304	(16,390)	(310)	205,277	3,902
Class 529-B	25,394	482	2,750	53	(2,141)	(40)	26,003	495
Class 529-C	78,964	1,500	5,904	112	(10,111)	(191)	74,757	1,421
Class 529-E	9,902	188	873	17	(960)	(18)	9,815	187
Class 529-F	3,531	67	194	4	(159)	(3)	3,566	68
Class R-1	25,005	476	733	14	(3,283)	(62)	22,455	428
Class R-2	137,881	2,619	7,062	134	(38,144)	(723)	106,799	2,030
Class R-3	166,923	3,171	7,897	150	(30,507)	(578)	144,313	2,743
Class R-4	61,900	1,173	1,723	32	(9,195)	(174)	54,428	1,031
Class R-5	107,386	2,038	9,538	182	(26,098)	(496)	90,826	1,724

Total net increase (decrease)	$19,459,846	369,923	$2,001,093	38,134	$(3,888,621)	(73,824)	$17,572,318	334,233

* Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $24,372,209,000 and $15,150,774,000, respectively, during the year ended October 31, 2006.

Financial highlights (1)

		Income (loss) from investment operations(2)(3)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (4)	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers (5)		Ratio of net income to average net assets (6)
Class A:
Year ended 10/31/2006	$52.58	$2.13	$8.06	$10.19	$(2.17)	$(.69)	$(2.86)	$59.91	20.00%	$58,439		.58%		.55%		3.82%
Year ended 10/31/2005	50.75	2.01	2.56	4.57	(1.84)	(.90)	(2.74)	52.58	9.11	42,303		.59		.57		3.79
Year ended 10/31/2004	45.29	1.76	5.68	7.44	(1.81)	(.17)	(1.98)	50.75	16.73	28,458		.60		.59		3.65
Year ended 10/31/2003	40.73	1.72	5.36	7.08	(2.00)	(.52)	(2.52)	45.29	17.95	18,273		.65		.65		4.04
Year ended 10/31/2002	43.80	1.82	(1.67)	.15	(2.05)	(1.17)	(3.22)	40.73	.16	10,006		.67		.67		4.19
Class B:
Year ended 10/31/2006	52.58	1.69	8.06	9.75	(1.73)	(.69)	(2.42)	59.91	19.07	4,413		1.37		1.34		3.04
Year ended 10/31/2005	50.75	1.59	2.56	4.15	(1.42)	(.90)	(2.32)	52.58	8.26	3,371		1.38		1.36		3.01
Year ended 10/31/2004	45.29	1.38	5.68	7.06	(1.43)	(.17)	(1.60)	50.75	15.81	2,469		1.40		1.39		2.85
Year ended 10/31/2003	40.73	1.38	5.36	6.74	(1.66)	(.52)	(2.18)	45.29	17.03	1,532		1.44		1.44		3.19
Year ended 10/31/2002	43.80	1.48	(1.67)	(.19)	(1.71)	(1.17)	(2.88)	40.73	(.61)	450		1.44		1.44		3.41
Class C:
Year ended 10/31/2006	52.58	1.67	8.06	9.73	(1.71)	(.69)	(2.40)	59.91	19.02	8,616		1.41		1.38		2.99
Year ended 10/31/2005	50.75	1.56	2.56	4.12	(1.39)	(.90)	(2.29)	52.58	8.19	5,867		1.44		1.42		2.94
Year ended 10/31/2004	45.29	1.34	5.68	7.02	(1.39)	(.17)	(1.56)	50.75	15.72	3,476		1.47		1.47		2.76
Year ended 10/31/2003	40.73	1.35	5.36	6.71	(1.63)	(.52)	(2.15)	45.29	16.94	1,696		1.51		1.51		3.08
Year ended 10/31/2002	43.80	1.45	(1.67)	(.22)	(1.68)	(1.17)	(2.85)	40.73	(.69)	424		1.52		1.52		3.31
Class F:
Year ended 10/31/2006	52.58	2.11	8.06	10.17	(2.15)	(.69)	(2.84)	59.91	19.94	3,494		.62		.60		3.76
Year ended 10/31/2005	50.75	1.96	2.56	4.52	(1.79)	(.90)	(2.69)	52.58	9.01	2,141		.68		.65		3.71
Year ended 10/31/2004	45.29	1.70	5.68	7.38	(1.75)	(.17)	(1.92)	50.75	16.58	1,161		.72		.71		3.51
Year ended 10/31/2003	40.73	1.67	5.36	7.03	(1.95)	(.52)	(2.47)	45.29	17.82	539		.76		.76		3.86
Year ended 10/31/2002	43.80	1.76	(1.67)	.09	(1.99)	(1.17)	(3.16)	40.73	.03	155		.79		.79		4.04
Class 529-A:
Year ended 10/31/2006	52.58	2.10	8.06	10.16	(2.14)	(.69)	(2.83)	59.91	19.92	760		.64		.61		3.77
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	8.99	458		.71		.68		3.70
Year ended 10/31/2004	45.29	1.70	5.68	7.38	(1.75)	(.17)	(1.92)	50.75	16.59	244		.72		.71		3.53
Year ended 10/31/2003	40.73	1.70	5.36	7.06	(1.98)	(.52)	(2.50)	45.29	17.89	121		.70		.70		3.99
Period from 2/19/2002 to 10/31/2002	43.06	1.19	(2.13)	(.94)	(1.39)	-	(1.39)	40.73	(2.31)	32		.91	(7)	.91	(7)	4.05
Class 529-B:
Year ended 10/31/2006	52.58	1.63	8.06	9.69	(1.67)	(.69)	(2.36)	59.91	18.93	122		1.49		1.46		2.93
Year ended 10/31/2005	50.75	1.50	2.56	4.06	(1.33)	(.90)	(2.23)	52.58	8.08	83		1.55		1.53		2.85
Year ended 10/31/2004	45.29	1.28	5.68	6.96	(1.33)	(.17)	(1.50)	50.75	15.58	55		1.60		1.60		2.66
Year ended 10/31/2003	40.73	1.30	5.36	6.66	(1.58)	(.52)	(2.10)	45.29	16.82	31		1.64		1.64		3.04
Period from 2/15/2002 to 10/31/2002	43.33	.98	(2.40)	(1.42)	(1.18)	-	(1.18)	40.73	(3.37)	8		1.66	(7)	1.66	(7)	3.32
Class 529-C:
Year ended 10/31/2006	52.58	1.63	8.06	9.69	(1.67)	(.69)	(2.36)	59.91	18.94	306		1.47		1.45		2.94
Year ended 10/31/2005	50.75	1.51	2.56	4.07	(1.34)	(.90)	(2.24)	52.58	8.10	192		1.54		1.52		2.86
Year ended 10/31/2004	45.29	1.29	5.68	6.97	(1.34)	(.17)	(1.51)	50.75	15.60	113		1.59		1.58		2.67
Year ended 10/31/2003	40.73	1.31	5.36	6.67	(1.59)	(.52)	(2.11)	45.29	16.83	54		1.63		1.63		3.05
Period from 2/20/2002 to 10/31/2002	43.12	.97	(2.20)	(1.23)	(1.16)	-	(1.16)	40.73	(2.96)	13		1.65	(7)	1.65	(7)	3.31
Class 529-E:
Year ended 10/31/2006	52.58	1.92	8.06	9.98	(1.96)	(.69)	(2.65)	59.91	19.55	40		.96		.94		3.45
Year ended 10/31/2005	50.75	1.78	2.56	4.34	(1.61)	(.90)	(2.51)	52.58	8.64	25		1.02		1.00		3.38
Year ended 10/31/2004	45.29	1.54	5.68	7.22	(1.59)	(.17)	(1.76)	50.75	16.19	15		1.07		1.07		3.18
Year ended 10/31/2003	40.73	1.53	5.36	6.89	(1.81)	(.52)	(2.33)	45.29	17.44	7		1.10		1.10		3.57
Period from 3/1/2002 to 10/31/2002	43.74	1.08	(2.83)	(1.75)	(1.26)	-	(1.26)	40.73	(4.09)	2		1.11	(7)	1.11	(7)	3.87
Class 529-F:
Year ended 10/31/2006	52.58	2.20	8.06	10.26	(2.24)	(.69)	(2.93)	59.91	20.12	14		.46		.44		3.95
Year ended 10/31/2005	50.75	1.97	2.56	4.53	(1.80)	(.90)	(2.70)	52.58	9.04	6		.63		.60		3.78
Year ended 10/31/2004	45.29	1.65	5.68	7.33	(1.70)	(.17)	(1.87)	50.75	16.47	3		.82		.82		3.44
Year ended 10/31/2003	40.73	1.64	5.36	7.00	(1.92)	(.52)	(2.44)	45.29	17.72	1		.85		.85		3.78
Period from 9/17/2002 to 10/31/2002	41.74	.14	(.89)	(.75)	(.26)	-	(.26)	40.73	(1.79)	-	(8)	.10		.10		.35
Class R-1:
Year ended 10/31/2006	$52.58	$1.65	$8.06	$9.71	$(1.69)	$(.69)	$(2.38)	$59.91	18.98%	$69		1.44%		1.41%		2.96%
Year ended 10/31/2005	50.75	1.54	2.56	4.10	(1.37)	(.90)	(2.27)	52.58	8.15	34		1.50		1.46		2.91
Year ended 10/31/2004	45.29	1.32	5.68	7.00	(1.37)	(.17)	(1.54)	50.75	15.69	11		1.53		1.50		2.74
Year ended 10/31/2003	40.73	1.35	5.36	6.71	(1.63)	(.52)	(2.15)	45.29	16.94	5		1.66		1.53		3.12
Period from 6/11/2002 to 10/31/2002	45.41	.52	(4.53)	(4.01)	(.67)	-	(.67)	40.73	(8.84)	-	(8)	.87		.60		1.27
Class R-2:
Year ended 10/31/2006	52.58	1.65	8.06	9.71	(1.69)	(.69)	(2.38)	59.91	18.98	395		1.55		1.42		2.97
Year ended 10/31/2005	50.75	1.55	2.56	4.11	(1.38)	(.90)	(2.28)	52.58	8.18	241		1.61		1.44		2.95
Year ended 10/31/2004	45.29	1.34	5.68	7.02	(1.39)	(.17)	(1.56)	50.75	15.73	129		1.75		1.47		2.78
Year ended 10/31/2003	40.73	1.36	5.36	6.72	(1.64)	(.52)	(2.16)	45.29	16.99	57		1.85		1.49		3.11
Period from 5/31/2002 to 10/31/2002	46.10	.51	(5.16)	(4.65)	(.72)	-	(.72)	40.73	(10.10)	4		.77		.63		1.29
Class R-3:
Year ended 10/31/2006	52.58	1.91	8.06	9.97	(1.95)	(.69)	(2.64)	59.91	19.51	454		.98		.96		3.42
Year ended 10/31/2005	50.75	1.80	2.56	4.36	(1.63)	(.90)	(2.53)	52.58	8.68	268		1.00		.98		3.41
Year ended 10/31/2004	45.29	1.53	5.68	7.21	(1.58)	(.17)	(1.75)	50.75	16.17	120		1.09		1.08		3.15
Year ended 10/31/2003	40.73	1.52	5.36	6.88	(1.80)	(.52)	(2.32)	45.29	17.42	46		1.15		1.11		3.46
Period from 6/4/2002 to 10/31/2002	45.74	.56	(4.80)	(4.24)	(.77)	-	(.77)	40.73	(9.27)	2		.62		.46		1.40
Class R-4:
Year ended 10/31/2006	52.58	2.07	8.06	10.13	(2.11)	(.69)	(2.80)	59.91	19.88	119		.68		.66		3.68
Year ended 10/31/2005	50.75	1.95	2.56	4.51	(1.78)	(.90)	(2.68)	52.58	9.01	70		.70		.68		3.71
Year ended 10/31/2004	45.29	1.70	5.68	7.38	(1.75)	(.17)	(1.92)	50.75	16.57	15		.74		.73		3.49
Year ended 10/31/2003	40.73	1.68	5.36	7.04	(1.96)	(.52)	(2.48)	45.29	17.84	6		.79		.76		3.79
Period from 5/20/2002 to 10/31/2002	45.84	.65	(4.85)	(4.20)	(.91)	-	(.91)	40.73	(9.20)	-	(8)	.76		.34		1.59
Class R-5:
Year ended 10/31/2006	52.58	2.24	8.06	10.30	(2.28)	(.69)	(2.97)	59.91	20.23	467		.38		.36		4.03
Year ended 10/31/2005	50.75	2.11	2.56	4.67	(1.94)	(.90)	(2.84)	52.58	9.33	292		.39		.37		4.00
Year ended 10/31/2004	45.29	1.85	5.68	7.53	(1.90)	(.17)	(2.07)	50.75	16.95	194		.41		.40		3.85
Year ended 10/31/2003	40.73	1.81	5.36	7.17	(2.09)	(.52)	(2.61)	45.29	18.20	121		.44		.44		4.28
Period from 5/15/2002 to 10/31/2002	45.87	.89	(5.02)	(4.13)	(1.01)	-	(1.01)	40.73	(9.04)	75		.21		.21		2.10

	Year ended October 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	26%	20%	24%	27%	36%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) For the year ended October 31, 2002, net investment income was lower and net gains (losses) on securities (both realized and unrealized) were higher by approximately $0.14 per share for Class A as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.

(4) Total returns exclude all sales charges, including contingent deferred sales charges.
(5) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.

(6) For the year ended October 31, 2002, the ratio of net income to average net assets for Class A was lower by 0.34 percentage points as a result of an accounting change related to the amortization of bond premium. On an annualized basis, the impact of the accounting change on the other share classes would have been approximately the same.

(7) Annualized.
(8) Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital Income Builder, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
December 8, 2006

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2006:
Long-term capital gains	$ 740,369,000
Qualified dividend income	1,846,903,000
Corporate dividends received deduction	684,224,000
U.S. government income that may be exempt from state taxation	132,246,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.